[LOGO]

Liberty Acorn Funds

Semiannual Report
  June 30, 2001

                               [GRAPHIC OMITTED]

      Liberty Acorn Family of Funds
          Semiannual Report 2001

      > Net Asset Value Per Share as of 6/30/01

                                  Liberty    Liberty Acorn      Liberty    Liberty Acorn        Liberty
                               Acorn Fund    International    Acorn USA    Foreign Forty   Acorn Twenty
-------------------------------------------------------------------------------------------------------
Class A                            $18.41           $20.09       $18.72           $13.55         $14.61
-------------------------------------------------------------------------------------------------------
Class B                            $18.34           $20.01       $18.65           $13.47         $14.55
-------------------------------------------------------------------------------------------------------
Class C                            $18.34           $20.00       $18.66           $13.48         $14.54
-------------------------------------------------------------------------------------------------------

      > 2001 Mid-Year Distributions

The following table details the funds' mid-year distributions. The record date was June 12, 2001 and the payable date was June 19, 2001.

                                  Liberty    Liberty Acorn      Liberty    Liberty Acorn        Liberty
                               Acorn Fund    International    Acorn USA    Foreign Forty   Acorn Twenty
-------------------------------------------------------------------------------------------------------
Long-term Capital Gains             $0.28            $0.39         None            $0.08           None
-------------------------------------------------------------------------------------------------------
Short-term Capital Gains             None             None         None             None           None
-------------------------------------------------------------------------------------------------------
Ordinary Income                      None             None         None            $0.01           None
-------------------------------------------------------------------------------------------------------

-----------------------------
 Not FDIC  May Lose Value
 Insured   ------------------
           No Bank Guarantee
-----------------------------

There is no assurance that the trends described in this report will continue or come to pass because, in part, economic and market conditions change frequently. An investment in any of these Funds presents certain risks, including stock market fluctuations due to economic and business developments.

Liberty Acorn Family of Funds Semiannual Report 2001

                                Table of Contents

Share Class Performance                                                        2
Performance at a Glance                                                        3

Squirrel Chatter: A Decision that
        Shaped the World                                                       4

Liberty Acorn Fund
        In a Nutshell                                                          6
        At a Glance                                                            7
        Major Portfolio Changes                                               16
        Statement of Investments                                              18

Liberty Acorn International
        In a Nutshell                                                          8
        At a Glance                                                            9
        Major Portfolio Changes                                               26
        Statement of Investments                                              28
        Portfolio Diversification                                             32

Liberty Acorn USA
        In a Nutshell                                                         10
        At a Glance                                                           11
        Major Portfolio Changes                                               33
        Statement of Investments                                              34

Liberty Acorn Foreign Forty
        In a Nutshell                                                         12
        At a Glance                                                           13
        Major Portfolio Changes                                               37
        Statement of Investments                                              38
        Portfolio Diversification                                             40

Liberty Acorn Twenty
        In a Nutshell                                                         14
        At a Glance                                                           15
        Major Portfolio Changes                                               41
        Statement of Investments                                              42

Liberty Acorn Family of Funds
        Statements of Assets and Liabilities                                  44
        Statements of Operations                                              45
        Statements of Changes in Net Assets                                   46
        Financial Highlights                                                  50
        Notes to Financial Statements                                         56
        Trustees, Officers and Contact
           Information                                                        60

Notes On After-tax Returns and Tax Efficiency

Included on each individual fund's "At A Glance" page, after-tax returns show the fund's (Class A shares, with sales charge) annualized after-tax total return for the time period specified. After-tax returns with shares sold shows the funds' annualized after-tax total return for the time period specified plus the tax-effects of selling your shares of the fund at the end of the period. To determine these figures, distributions are treated as taxed at the maximum tax rate in effect at the time they were paid with the balance reinvested. These rates are currently 39.6% for income and short-term capital gain distributions. Long-term capital gains are currently taxed at a 20% rate. The tax rate is applied to distributions prior to reinvestment and the after-tax portion is reinvested in the fund. State and local taxes are ignored. The returns provided by Morningstar, Inc. are calculated in a consistent manner.

Tax Efficiency is derived by dividing after-tax returns by pretax returns. The highest possible percentage would be 100%, which would apply to a fund that had no taxable distributions. Because many interrelated factors effect tax efficiency, it is difficult to predict tax efficiency.

The Liberty Acorn Family of Funds
      > Share Class Performance Average Annual Total Returns through 6/30/01

                                 Class A                        Class B                       Class C
                          Without          With          Without          With          Without         With
                       Sales Charge    Sales Charge   Sales Charge    Sales Charge   Sales Charge   Sales Charge
----------------------------------------------------------------------------------------------------------------
Liberty Acorn Fund
(6/10/70)
----------------------------------------------------------------------------------------------------------------
3 month*                  14.89%          8.28%          14.67%          9.67%         14.74%          13.74%
----------------------------------------------------------------------------------------------------------------
Year to Date*              8.74%          2.49%           8.46%          3.46%          8.46%           7.46%
----------------------------------------------------------------------------------------------------------------
1 year                    21.26%         14.28%          20.80%         15.80%         20.80%          19.80%
----------------------------------------------------------------------------------------------------------------
5 years                   17.59%         16.21%          17.50%         17.29%         17.50%          17.50%
----------------------------------------------------------------------------------------------------------------
10 years                  18.98%         18.28%          18.94%         18.94%         18.94%          18.94%
----------------------------------------------------------------------------------------------------------------
Life of Fund              16.93%         16.71%          16.92%         16.92%         16.92%          16.92%
----------------------------------------------------------------------------------------------------------------
Liberty Acorn
International (9/23/92)
----------------------------------------------------------------------------------------------------------------
3 month*                  -1.99%         -7.62%          -2.09%         -6.89%         -2.14%          -3.10%
----------------------------------------------------------------------------------------------------------------
Year to Date*            -14.16%        -19.09%         -14.38%        -18.58%        -14.43%         -15.27%
----------------------------------------------------------------------------------------------------------------
1 year                   -28.65%        -32.75%         -28.92%        -31.97%        -28.96%         -29.57%
----------------------------------------------------------------------------------------------------------------
5 years                    7.91%          6.64%           7.82%          7.52%          7.81%           7.81%
----------------------------------------------------------------------------------------------------------------
Life of Fund              12.76%         12.00%          12.71%         12.71%         12.70%          12.70%
----------------------------------------------------------------------------------------------------------------
Liberty Acorn USA
(9/04/96)
----------------------------------------------------------------------------------------------------------------
3 month*                  21.56%         14.57%          21.34%         16.34%         21.41%          20.41%
----------------------------------------------------------------------------------------------------------------
Year to Date*             25.81%         18.57%          25.42%         20.42%         25.49%          24.49%
----------------------------------------------------------------------------------------------------------------
1 year                    36.24%         28.41%          35.74%         30.74%         35.81%          34.81%
----------------------------------------------------------------------------------------------------------------
3 years                    9.38%          7.24%           9.25%          8.40%          9.27%           9.27%
----------------------------------------------------------------------------------------------------------------
Life of Fund              18.79%         17.34%          18.69%         18.48%         18.71%          18.71%
----------------------------------------------------------------------------------------------------------------
Liberty Acorn Foreign
Forty (11/23/98)
----------------------------------------------------------------------------------------------------------------
3 month*                   0.49%         -5.29%           0.12%         -4.85%          0.20%          -0.80%
----------------------------------------------------------------------------------------------------------------
Year to Date*            -20.49%        -25.06%         -20.86%        -24.79%        -20.85%         -21.63%
----------------------------------------------------------------------------------------------------------------
1 year                   -30.67%        -34.66%         -31.08%        -34.50%        -31.03%         -31.71%
----------------------------------------------------------------------------------------------------------------
Life of Fund              13.06%         10.51%          12.80%         11.84%         12.83%          12.83%
----------------------------------------------------------------------------------------------------------------
Liberty Acorn Twenty
(11/23/98)
----------------------------------------------------------------------------------------------------------------
3 month*                  11.19%          4.79%          11.07%          6.07%         10.99%           9.99%
----------------------------------------------------------------------------------------------------------------
Year to Date*              3.47%         -2.48%           3.19%         -1.81%          3.12%           2.12%
----------------------------------------------------------------------------------------------------------------
1 year                    11.67%          5.25%          11.21%          6.21%         11.13%          10.13%
----------------------------------------------------------------------------------------------------------------
Life of Fund              19.76%         17.07%          19.58%         18.70%         19.54%          19.54%
----------------------------------------------------------------------------------------------------------------

*     Quarterly and year-to-date numbers are not annualized.

Past performance does not guarantee future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year
- 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%; and the Class C contingent deferred sales charge of 1% for the first year only. Performance of the different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, B and C share (newer class shares) performance information includes returns of the Fund's Class Z shares (the oldest existing Fund class) for periods prior to the inception of the newer class shares. The new class shares were launched October 16, 2000. These Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class A, B and C shares would have been lower.

     > Fund Performance Vs. Benchmarks Class A Shares, Without Sales Charge,
                          Average Annual Total Returns through 6/30/01+

                                      2nd*       Year to*        1            3             5            10          Life
                                    Quarter        Date         year        years         years         years       of Fund
----------------------------------------------------------------------------------------------------------------------------
Liberty Acorn
Fund (6/10/70)                      14.89%         8.74%       21.26%       14.81%        17.59%        18.98%        16.93%
----------------------------------------------------------------------------------------------------------------------------
S&P 500                              5.85%        -6.70%      -14.83%        3.89%        14.48%        15.10%        13.36%
----------------------------------------------------------------------------------------------------------------------------
Russell 2000                        14.29%         6.85%        0.57%        5.28%         9.60%        13.49%           NA
----------------------------------------------------------------------------------------------------------------------------
Lipper Small Cap
Core Funds Index                    15.36%         6.59%        5.00%        7.67%        10.93%           NA            NA
----------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400                      13.16%         0.97%        8.87%       14.28%        18.54%        17.60%           NA
----------------------------------------------------------------------------------------------------------------------------
Liberty Acorn
International (9/23/92)             -1.99%       -14.16%      -28.65%        5.61%         7.91%           --         12.76%
----------------------------------------------------------------------------------------------------------------------------
EMI Global ex-US                     2.72%        -7.22%      -18.31%       -1.06%        -0.69%           --          4.71%
----------------------------------------------------------------------------------------------------------------------------
EMI World ex-US                      3.04%        -7.94%      -17.64%       -0.70%         0.12%           --          5.47%
----------------------------------------------------------------------------------------------------------------------------
EAFE                                -1.04%       -14.61%      -23.74%       -1.23%         2.89%           --          7.14%
----------------------------------------------------------------------------------------------------------------------------
IFCI Composite                       7.15%         1.98%      -23.50%        2.47%        -5.49%           --          3.27%
----------------------------------------------------------------------------------------------------------------------------
Lipper Int'l Small
Cap Funds Index                      2.86%        -8.32%      -21.31%        5.33%         5.88%           --            NA
----------------------------------------------------------------------------------------------------------------------------
Liberty Acorn
USA (9/4/96)                        21.56%        25.81%       36.24%        9.38%           --            --         18.79%
----------------------------------------------------------------------------------------------------------------------------
Russell 2000                        14.29%         6.85%        0.57%        5.28%           --            --         10.71%
----------------------------------------------------------------------------------------------------------------------------
Lipper Small Cap
Core Funds Index                    15.36%         6.59%        5.00%        7.67%           --            --         12.25%
----------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400                      13.16%         0.97%        8.87%       14.28%           --            --         19.62%
----------------------------------------------------------------------------------------------------------------------------
S&P 500                              5.85%        -6.70%      -14.83%        3.89%           --            --         15.49%
----------------------------------------------------------------------------------------------------------------------------
Liberty Acorn Foreign
Forty (11/23/98)                     0.49%       -20.49%      -30.67%          --            --            --         13.06%
----------------------------------------------------------------------------------------------------------------------------
EAFE                                -1.04%       -14.61%      -23.74%          --            --            --         -1.19%
----------------------------------------------------------------------------------------------------------------------------
SSB World ex-US
Cap Range $2-10B                     3.69%        -8.32%      -12.78%          --            --            --          3.73%
----------------------------------------------------------------------------------------------------------------------------
Lipper Int'l
Funds Index                          0.59%       -12.53%      -22.21%          --            --            --          1.89%
----------------------------------------------------------------------------------------------------------------------------
Liberty Acorn
Twenty (11/23/98)                   11.19%         3.47%       11.67%          --            --            --         19.76%
----------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400                      13.16%         0.97%        8.87%          --            --            --         17.22%
----------------------------------------------------------------------------------------------------------------------------
Lipper Mid Cap
Core Funds Index                    12.56%        -0.33%       -4.29%          --            --            --         16.55%
----------------------------------------------------------------------------------------------------------------------------
Russell 2000                        14.29%         6.85%        0.57%          --            --            --         12.10%
----------------------------------------------------------------------------------------------------------------------------
S&P 500                              5.85%        -6.70%      -14.83%          --            --            --          3.23%
----------------------------------------------------------------------------------------------------------------------------

+ Class A (newer class shares) performance information inludes returns of the Fund's Class Z shares (the oldest existing Fund class) for periods prior to the inception of the newer class shares.

*     Quarterly and year-to-date numbers are not annualized.

Past performance does not guarantee future results. Mutual fund performance changes over time. Please visit libertyfunds.com for daily performance updates. The investment return and principal value of an investment in any Liberty Acorn Fund will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost.

Description of indexes: S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. S&P Mid Cap 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. Russell 2000 is an unmanaged, market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. EMI Global ex-US is an index of the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. EMI World ex-US is an index of the bottom 20% of institutionally investable capital of developed countries, selected by index sponsor, outside the U.S. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged, widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization. SSB World Ex-US Cap Range $2-$10 billion is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. IFCI Composite is an index of 31 emerging markets which weights securities according to their market capitalization after adjusting for shares held by other constituents in the index. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid Cap Core Funds Index -- 30 mid-cap core funds; Lipper International Funds Index -- 30 largest non-U.S. funds, not including non-U.S. small cap funds; Lipper International Small Cap Funds Index -- 10 largest non-U.S. funds investing in small cap companies, including Liberty Acorn International; Lipper Small Cap Core Funds Index -- 30 largest small cap core funds, including Liberty Acorn Fund. All indexes are unmanaged and returns include reinvested distributions. A more complete description of each index is included in the Liberty Acorn Funds statement of additional information. It is not possible to invest directly in an index.

> Squirrel Chatter: A Decision that Shaped the World

[PHOTO OMITTED]

In investing, business and everyday life, one well-timed decision can make all the difference. One little-remembered decision made 57 years ago changed history.

In July 1944, the Democratic Convention met in Chicago to choose its presidential and vice-presidential candidates. The presidential choice was very easy; Franklin D. Roosevelt had completed three terms as president and merely had to agree to run to get the nomination. FDR's vice-presidential choice in 1940 had been Henry A. Wallace, who had proved himself intelligent, honest, a committed New Dealer, and highly popular with most Democrats. Wallace expected to be renominated easily. However, seemingly as an afterthought, Senator Harry
S. Truman won the nomination instead of Wallace. How did the Truman nomination happen?

      Henry A. Wallace, 53, was tall, athletic, intense, and ideological, a true believer in the New Deal, and spokesman for the left wing of the Democratic Party. He had strong support from organized labor. His position on civil rights was exemplary, 20 years ahead of his time. An Iowan, he had been an editor (Wallaces' Farmer), businessman (a founder of Pioneer Hi-Bred Corn), and Secretary of Agriculture from 1932-1940. He was considered the best Secretary of Agriculture ever. In 1940, FDR picked him to be vice president. Most Americans, and Wallace himself, expected he would run as Roosevelt's vice president again in 1944.

      Wallace had a number of defects as a candidate. He was apolitical, having never run in an election until 1940. As vice president, he chaired the Senate, but clearly disliked the job, so he had poor relations with Capitol Hill. His civil rights stance was anathema to the Solid South Democratic stronghold. Worst of all, his ultra-liberal ideas and his uncritical acceptance of Communist support (even though Wallace himself was not a Communist) made him unacceptable to the majority of the country that distrusted "Uncle Joe" Stalin.

      The professional leaders of the Democrats decided that Wallace would cost the ticket too many votes in November. This group met with Roosevelt in the White House on July 11, 1944, only a few days before the convention. FDR's health was failing rapidly; he only worked 20 hours per week, and was unable to stay fully alert through a long meeting. The anti-Wallace group was:

      Ed Flynn, boss of the Bronx, organizer of the meeting;
      Frank Walker, postmaster general;
      Bob Hannegan, new chairman of the
            national committee;
      George E. Allen, party secretary;
      Ed Pauley, oil tycoon, friend of FDR, party treasurer,
            big contributor;
      Ed Kelly, mayor of Chicago, the host city for the convention.

      The goal was to stop Wallace; the group had a number of replacements that they would have accepted. By the end of the evening, all agreed that Truman would be the best candidate. On the plus side, Truman was honest, bright, sensible, decisive, and hard working. His 10 years in the Senate ensured cordial relations with the legislative branch. He had few enemies. The Truman committee had investigated waste, corruption, and mismanagement in defense procurement, and got high marks for effectiveness and fairness, causing Time magazine to name him the most outstanding member of the Senate.

      There was still a lot of work to do to get Truman in. The next step was to eliminate other candidates who might split the anti-Wallace vote. That meant getting Jimmy Byrnes out of the race. Byrnes was a distinguished politician who had been congressman, senator, Supreme Court justice, and "assistant president" to FDR; in the future he would be Truman's secretary of state and governor of Byrnes' beloved South Carolina. Hannegan wrecked his candidacy by telling a meeting on July 16 that the president had said, "Clear it with Sidney." Sidney was Sidney Hillman, vice president of the CIO, a major contributor to the Democratic party. (He invented the PAC.) Hillman considered Byrnes anti-labor. Hillman also opposed the segregationist position of Byrnes and every Southern Democrat. Byrnes was forced to drop out.

      The next problem was getting Truman to run. He was reluctant to leave the Senate, and in fact was planning to make Byrnes' nominating speech. Roosevelt and Hannegan had a phone conversation with Truman listening, and Harry Truman followed FDR's decision to put him on the ticket.

      The convention vote was up for grabs. Wallace had a near majority of delegates in his favor, and his plan was to stampede the convention. After Roosevelt had been renominated, a formality, Wallace supporters packed the galleries, many using fake tickets. Their goal was to nominate and elect Wallace that night. The hall was in pandemonium, but before the Wallace forces could act, Hannegan's assistants adjourned the convention. The pros kept control.

      The next morning was the vice-presidential ballot. To win, one needed 589 votes. The party bosses made sure that enough favorite sons were nominated to keep Wallace from a first-ballot victory, and the tactic worked. Wallace got an impressive but insufficient 429 1/2 votes to Truman's 319 1/2. On the second ballot, the favorite sons switched to Truman, and the nomination went to Harry
S. Truman by a landslide. The party insiders had won.

      The Democrats won a solid victory in November, concealing the failing health of FDR. Party Chairman Robert Hannegan, for instance, insisted, "The President is very vigorous, the picture of health." FDR's doctor, Admiral Ross McIntire, told the New York Times: "The President's health is perfectly OK." In fact, the party leadership knew that FDR could not possibly live out a fourth term. It was obvious to many, but not all, of the delegates to the July convention that they were nominating two presidents, not just one. FDR died of a massive stroke only 82 days into his fourth term, making Truman the president.

      What would have happened if Wallace had converted his first ballot lead at the convention into a majority vote on the second ballot? As vice-presidential candidate, he would have been more controversial than Truman. The Democratic Party would have lost some votes, especially in the South, but few elections are changed by the vice-presidential nominee, so it is probable that Roosevelt still would have defeated Dewey. Therefore, Wallace would have become President in April 1945. At that time, Germany was within weeks of surrender. The Soviet Army had liberated Eastern Europe from the Nazis but Stalin was setting up Communist puppet regimes in Poland, Rumania, Bulgaria, and Czechoslovakia; the three Baltic states were made parts of the USSR. France and Italy were ruined by war and had large Communist parties that had hopes of taking over. Germany had had its factories and housing destroyed, and was divided into four zones of occupation. We don't know what Wallace would have done as President, but we do know how he reacted to Truman's foreign policy.

      When Harry Truman became president, he faced plenty of obstacles. He had been a dirt farmer in Missouri and had no college education at all. FDR never liked him, so Truman had had no briefings of any sort about American war plans, the atom bomb, or the Teheran and Yalta Conferences with Stalin. The Democratic Party was leaderless and factionalized, with an extreme left wing represented by Wallace, a conservative segregationist Southern wing, and a moderate center. The war was still on. The Japanese were militarily in a hopeless position but capable of inflicting heavy casualties on the planned American invasion.

      From the beginning, Truman listened to diplomats such as George Kennan and Chip Bohlen who counseled him to take a realistic, tough stance toward Stalin. Wallace was troubled by Truman's intransigence, which started in April 1945 in a conversation between Truman and Molotov. In December 1945, Britain asked for a $4 billion reconstruction loan; Wallace advocated an equal loan to Russia. In March 1946, Churchill made his "Iron Curtain" speech; Wallace opposed the USA and UK "ganging up." In March 1947, Truman called for $400 million in military aid to Greece and Turkey to fight Communist armed factions, a crucial step in keeping Greece in the Free World; Wallace opposed it. In June 1947, George Marshall suggested massive aid to Western Europe; Wallace, by then openly the leader of the Progressive Citizens of America, came out against the Marshall Plan. The American left split in early 1947, with the non-Communists forming Americans for Democratic Action; Wallace's Progressives became dominated by Communists.

      One might well conclude that Truman's common sense and decisiveness kept Western Europe in the Free World, so that 50 years later the Iron Curtain would disintegrate in favor of a peaceful, free Europe. If Wallace's soft line had prevailed, Soviet domination of all of Europe would have locked hundreds of millions in tyranny and put the United States in a position of military inferiority with unknowable consequences.


      /s/ Ralph Wanger

      Ralph Wanger

      Chief Investment Officer, Liberty Wanger Asset Management, L.P. Lead Portfolio Manager, Liberty Acorn Fund

--------------------------------------------------------------------------------

Culver & Hyde, American Dreamer: A Life of Henry A. Wallace, W.W. Norton, New York, 2000.
Ferrell, Choosing Truman: The Democratic Convention of 1944, University of Missouri, Columbia, MO, 1994.
Fleming, The New Dealers War: FDR and the War Within World War II, Basic Books, New York, NY, 2001.
McCullough, Truman, Touchstone, New York, NY, 1992.

Liberty Acorn Fund
        > In a Nutshell

[PHOTOS OMITTED]

Liberty Acorn Fund jumped 14.89% (Class A shares, without sales charge) in the second quarter. This return about matched the small-cap indexes and easily beat the large-cap S&P 500 Index. (See page 3 for performance data.)

      Financial services stocks were the Fund's strongest sector in the quarter. Used car lender and Liberty Acorn Fund's largest holding, AmeriCredit, accelerated 60%. Excellent profit growth was driven by lower costs of funds, as short-term interest rates fell. In addition, loan prices strengthened as several competitors exited the business. Money management firms SEI and Affiliated Managers Group appreciated 52% and 31%, respectively, helped by the recovery in the stock market.

      Credit card processing companies Global Payments and Concord EFS were fine performers. Global Payments, which spun out from long-time Liberty Acorn holding National Data in January, surged 63%. Concord EFS, spurred by good earnings growth, rose 37%. National Data, now consisting of health claims processing and drug marketing databases, soared 39%. Liberty Acorn USA manager Rob Mohn has liked credit card processing companies for a long time because he believes they benefit from declining costs and improved performance of computers.

      Video game software companies Activision and THQ continued their winning streaks. Both premiered exciting new programs at the E3 trade show during the quarter. Activision's extreme sports line spurred an extremely good stock, up 62%, and THQ's shooting game, Red Faction, helped shoot its stock up 61% this quarter.

      ITT Educational Services posted a 66% gain on solid earnings and enrollment growth was better than expected. Monaco Coach rode 85% higher in the quarter, helped by market share gains and declining gasoline prices.

      We had some losers in the quarter, but they were generally small holdings. The biggest dollar loser, XTO Energy (formerly known as Cross Timbers Oil) gave up 13%, declining with natural gas prices. The stock has been an excellent long-term holding.

      Liberty Acorn Fund Class Z was ranked 1 of all funds in the Lipper Small-Cap Core Funds category for the 10-year period ended June 30, 2001.(1) Liberty Acorn's impressive long-term record is due to having strong stocks in many industries. As examples, financial service stocks have been wonderful this year, energy and biotech drove performance last year, and media, telecom and foreign stocks boosted the fund in 1999. We don't know which industry will be hot in the future, so we continue to look for what we believe to be excellent investments across many areas.


/s/ Ralph Wanger                        /s/ Charles P. McQuaid

Ralph Wanger                            Charles P. McQuaid
Lead Portfolio Manager                  Co-Portfolio Manager

================================================================================

                            Expeditors International
                        ---------------------------------
                                              Delivers

Expeditors provides freight forwarding services through more than 100 offices worldwide. The company's broad, internally developed network allows it to service freight from pickup through delivery, unlike many competitors, who rely on other forwarders to complete the shipment. We believe Expeditors benefits from a few themes we've identified, including lower computer costs and outsourcing. Expeditors is well managed, and provides strong incentives to employees. When demand is strong, unit volumes drive profits. When demand is weak, the cost of purchased transportation tends to fall faster than Expeditors' rates, allowing margin gains. Expeditors was introduced to us by a regional broker over 10 years ago. The Fund has owned it ever since, adding to the position when startup costs or economic factors temporarily slowed earnings and depressed the stock, and trimming when the stock seemed to be ahead of itself. Expeditors is up over 10-fold from the Fund's average cost.

================================================================================

(1) For the period ended June 30, 2001, the Fund ranked 43 of 249 funds for the 1-year period, 11 of 83 funds for the 5-year period, and 1 of 18 funds for the 10-year period in the Lipper Small-Cap Core Funds category. Past performance does not guarantee future results.

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 6/30/01 the Fund's positions in the holdings mentioned were: AmeriCredit, 4.3%; SEI Investments, 2.2%; Affiliated Managers Group, 1.5%; Global Payments, 0.9%; Concord EFS, 0.8%; National Data, 1.3%; Activision, 0.4%; THQ, 0.9%; ITT Educational Services, 1.3%; Monaco Coach, 0.4%; XTO Energy, 1.7%; Expeditors International, 1.9%.


|A|                                    6

Liberty Acorn Fund
      > At a Glance                                         Ticker Symbol: LACAX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns, with sales charge)

================================================================================
      > Through June 30, 2001

                 ---------------------------------------------   ---------------------------------------------
                                    1 Year                                          5 Years
                 ---------------------------------------------   ---------------------------------------------
                                      After-tax w/  Tax                               After-tax w/  Tax
                 Pretax    After-tax  shares sold   Efficiency   Pretax    After-tax  shares sold   Efficiency
---------------------------------------------------------------------------------------------------------------
Liberty
Acorn Fund        14.28%     11.32%      10.62%        79.3%     16.21%      12.93%      12.44%        79.8%
---------------------------------------------------------------------------------------------------------------
Small Blend
Category Avg.*    13.54%     10.84%         NA         80.0%+    12.55%      10.09%         NA         80.4%+
---------------------------------------------------------------------------------------------------------------
Small Growth
Category Avg.*   -16.05%    -19.29%         NA           NM      10.20%       7.15%         NA         70.0%+
---------------------------------------------------------------------------------------------------------------

                                                                 ---------------------------------------------
                                                                                    10 Years
                                                                 ---------------------------------------------
                                                                                      After-tax w/  Tax
                                                                 Pretax    After-tax  shares sold   Efficiency
--------------------------------------------------------------------------------------------------------------
Liberty
Acorn Fund                                                        18.28%     15.73%      14.89%        86.0%
--------------------------------------------------------------------------------------------------------------
Small Blend
Category Avg.*                                                    14.54%     11.75%         NA         80.8%+
--------------------------------------------------------------------------------------------------------------
Small Growth
Category Avg.*                                                    14.32%     11.56%         NA         80.7%+
--------------------------------------------------------------------------------------------------------------

* Source: Morningstar, Inc. The Fund has regularly appeared in either Morningstar category shown.
+     Calculated by Liberty Wanger Asset Management using Morningstar data.
"NA" indicates information not available from Morningstar. Morningstar does not provide after-tax w/ shares sold returns.
"NM"  means data is not meaningful because returns were negative.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects. See page 1 of this report for further explanation.

================================================================================

Liberty Acorn Fund Portfolio Diversification

================================================================================
      > as a % of net assets, as of June 30, 2001

   [The following table was depicted as a pie chart in the printed material.]

24.8% Information
      Software & Services 12.8%
      Computer Related Hardware 7.3%
      Media 2.7%
      Telecommunications 2.0%

9.3%  Other*

5.5%  Real Estate

7.4%  Industrial Goods/Services

7.5%  Health Care

17.6% Finance

16.4% Consumer Goods/Services

11.5% Energy/Minerals

* Other includes cash and other assets less liabilities of 8.2%. Foreign equities within the portfolio were 7.5% diversified by country as follows: 4.2% Europe; 2.0% Canada; 0.7% Asia without Japan; 0.5% Australia; 0.07% Japan and 0.05% Latin America.

================================================================================

The  Value of a $10,000 Investment in Liberty Acorn Fund
================================================================================
      > June 30, 1991 through June 30, 2001

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 6/10/70, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $4,620.4 million

   [The following table was depicted as a line chart in the printed material.]

Liberty Acorn Fund -- A                          $56,851

Liberty Acorn Fund -- A  with sales charge       $53,582

S & P 500                                        $40,811

                                    Class A      Class B     Class C     Class Z

Without sales charge                $56,851      $56,638     $56,638     $57,088
--------------------------------------------------------------------------------
With sales charge                   $53,582      $56,638     $56,638       N/A

================================================================================

Liberty Acorn Fund Top 10 Holdings
================================================================================

1. AmeriCredit                                         4.3%
Auto Lending

2. International Game Technology                       2.8%
Slot Machines & Progressive Jackpots

3. SEI Investments                                     2.2%
Mutual Fund Administration & Investment Management

4. Expeditors International
of Washington                                          1.9%
International Freight Forwarder

5. First Health Group                                  1.7%
PPO Network

6. XTO Energy                                          1.7%
Natural Gas Products

7. Harley-Davidson                                     1.5%
Motorcycles & Related Merchandise

8. Affiliated Managers Group                           1.5%
Mutual Fund Administration & Investment Management

9. Dynegy                                              1.4%
Natural Gas & Electric Processing, Production and Marketing

10. Anchor Gaming                                      1.3%
Slot Machines & Casinos

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

================================================================================


                                       7                                     |A|

Liberty Acorn International
      > In a Nutshell

[PHOTO OMITTED]

Liberty Acorn International lost 1.99% (Class A shares, without sales charge) in the second quarter, slightly worse than its peers, which were on average flat for the period (the Lipper International Small Cap Category Average was 0.25%). Year-to-date, the Fund is down 14.16%. By comparison, the Lipper International Small-Cap Funds Index slid 8.32% in the first half, and the EAFE Index declined 14.61%. Obviously, it has been difficult this year to make money with international stocks.

      The strong dollar has been a major handicap. Adverse currency moves account for 56% of Liberty Acorn International's losses this quarter, and 40% of losses year-to-date. Because so much of the Fund is invested in Europe, the weakness of the Euro has been key. The standard measures of economic performance -- interest rate differentials, money supply, the trade balance -- led many experts to predict that the dollar would have weakened by now. But sentiment has strongly favored the dollar as the world's ultimate reserve currency in times of economic uncertainty.

      The other leading problem has been profit warnings. Technology company earnings continue to disappoint analysts, despite lowered expectations. The latest casualties have been so-called `safe haven stocks' in sectors extending well beyond technology. The Fund's worst performing holding this quarter was the Dutch office supplies distributor Buhrmann, profiled on this page in the year-end report. Its Corporate Express division is still #1 in the world, but its share price could not withstand two consecutive profit warnings. Hays, a respected UK logistics and staffing company, also collapsed after guiding earnings expectations downward. Anyone who owns stocks has to expect some blow-ups. But the frequency and magnitude of profit shortfalls in the current environment is usually associated with recessions.

      The U.S. economy came off sharply. Growth has slowed from over 6% a year ago to near zero today. The rest of the world is not immune to this reversal under conditions of globalization. We believe two patterns of market behavior are worth remembering in this context. First, stock prices generally turn around ahead of economic fundamentals. Second, periods of poor performance have historically been followed by the opposite. We believe international funds should be beneficiaries of a turnaround in profits and currency values.

      The Fund owns many of the same companies that produced strong returns in the past. Prices have been marked down a lot, but the strengths that attracted us to the companies haven't changed. When possible, we take advantage of opportunities to upgrade the quality of our holdings.


/s/ Leah Joy Zell

Leah Joy Zell
Lead Portfolio Manager

================================================================================

                                  Kempen & Co.
                                  ---------------
                                          Part II

Back in 1998, in our second quarter letter to shareholders, we profiled Kempen & Co, a promising Dutch merchant bank. Established as a securities brokerage firm in 1903, Kempen specialized in providing brokerage services, corporate finance and asset management. A relatively small player in a market dominated by larger international banks, the firm grew by remaining focused on core strengths, eventually becoming the leading Dutch broker in small- and mid-cap mutual funds. Originally purchased for Liberty Acorn International in 1995, the position grew to become the fourth largest holding in the Fund. By mid-1998, the Fund's investment had appreciated six-fold.

In this sequel, we are happy to report that on May 22, Dexia Group, a French-Belgian bank, agreed to acquire Kempen for a 36% premium. The deal enables Kempen to add to its position in European securities and capital markets, and also gives them a great opportunity to grow and become a European equity specialist. This was a great stock for Liberty Acorn International. Since the Fund's initial position in 1995, it appreciated 45% annually. The Fund received cash for its Kempen shares.

================================================================================

Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 6/30/01 the Fund's positions in the holdings mentioned were: Buhrmann, 0.4%; Hays, 0.6%; Kempen & Co., 0.0%; Dexia, 0.0%.


|I|                                    8

Liberty Acorn International
      > At a Glance                                         Ticker Symbol: LAIAX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns, with sales charge)
================================================================================
      > Through June 30, 2001

                  --------------------------------------------  -------------------------------------------
                                      1 Year                                     5 Years
                  --------------------------------------------  -------------------------------------------
                                      After-tax w/  Tax                            After-tax w/  Tax
                   Pretax  After-tax  shares sold   Efficiency  Pretax  After-tax  shares sold   Efficiency
-----------------------------------------------------------------------------------------------------------
Liberty Acorn
International     -32.75%   -34.69%     -17.29%        NM        6.64%    4.89%       5.32%        73.7%
-----------------------------------------------------------------------------------------------------------
Foreign Stock
Category Avg.*    -24.40%   -26.16%         NA         NM        4.68%    2.82%         NA         60.3%+
-----------------------------------------------------------------------------------------------------------

                                                               -------------------------------------------
                                                                              Life of Fund
                                                               -------------------------------------------
                                                                                  After-tax w/  Tax
                                                               Pretax  After-tax  shares sold   Efficiency
----------------------------------------------------------------------------------------------------------
Liberty Acorn International                                    12.00%    10.92%       10.19%       91.0%
----------------------------------------------------------------------------------------------------------
Foreign Stock Category Avg.*                                      NA        NA           NA          NA
----------------------------------------------------------------------------------------------------------

*     Source: Morningstar, Inc.
+     Calculated by Liberty Wanger Asset Management using Morningstar data.
"NA" indicates information not available from Morningstar. Morningstar does not provide Life of Fund data or after-tax w/ shares sold returns.
"NM"  means data is not meaningful because returns were negative.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects. See page 1 of this report for further explanation.

================================================================================

Liberty Acorn International Portfolio Diversification
================================================================================
      > as a % of net assets, as of June 30, 2001

   [The following table was depicted as a pie chart in the printed material.]

16.3%   Business Services

14.3%   Other*

4.6%    Other Industries

1.3%    Telecommunications

1.6%    Computer Software

0.9%    Computer Hardware

2.5%    Technology Services

6.4%    Energy

14.8%   Consumer Goods & Services

10.6%   Financials

10.5%   Industrials

8.0%    Broadcasting & Media Content

8.2%    Health Care

*     Cash and other assets less liabilities.

================================================================================

The  Value of a $10,000 Investment in Liberty Acorn International
================================================================================
      > September 23, 1992 through June 30, 2001

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 9/23/92, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B, and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The EMI World ex-U.S. is Salomon Brothers' index of the bottom 20% of institutionally investable capital of countries outside the U.S. The index is unmanaged and returns for the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $2,062.5 million

   [The following table was depicted as a line chart in the printed material.]

Liberty Acron International -- A                       $28,662

Liberty Acron International -- A with sales charge     $27,014

EMI World ex-US                                        $15,957

EMI Global ex-US                                       $14,974

                                    Class A      Class B     Class C     Class Z

Without sales charge                $28,662      $28,552     $28,537     $28,747
--------------------------------------------------------------------------------
With sales charge                   $27,014      $28,552     $28,537       N/A

================================================================================

Liberty Acorn International Top 10 Holdings
================================================================================

1. Rhoen-Klinikum (Germany)                             2.5%
Hospital Management

2. Li & Fung (Hong Kong)                                2.4%
Sourcing of Consumer Goods

3. Autogrill (Italy)                                    2.4%
Restaurants & Catering for Travelers

4. Serco Group (United Kingdom)                         2.1%
Facilities Management

5. Irish Life & Permanent (Ireland)                     1.7%
Life Insurance & Savings Products

6. Orix (Japan)                                         1.7%
Leasing & Other Financial Services

7. Capita Group (United Kingdom)                        1.6%
Outsourcing Services

8. Amdocs (Israel)                                      1.6%
Telecommunications Billing & Customer
Care Software

9. Cie Fin Richemont (Switzerland)                      1.6%
Luxury Goods

10. Star Cruises (Singapore)                            1.3%
Cruise Line

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

================================================================================


                                       9                                     |I|

Liberty Acorn USA

      > In a Nutshell

[PHOTO OMITTED]

Liberty Acorn USA gained 21.56% (Class A shares, without sales charge) over the three months ended June 30, 2001, outpacing the 14.29% gain of the Russell 2000 and the 15.36% return of the Lipper Small-cap Core Index. For the one-year period ended June 30, the Fund was up 36.24% while the Russell 2000 was nearly flat, up 0.57%.

      The big winners for the quarter came from among the largest positions in the Fund. In March, auto lender AmeriCredit announced its eleventh straight quarter of earnings growth over 20% and, for this most recent quarter, earnings growth topped 70%. ITT Educational Services is a newer name to the portfolio and has been a significant contributor. The stock saw strong gains as enrollment growth nearly doubled expectations. Magellan Health Services, a home health-care service provider, benefited from increased profits that led this highly leveraged company to a healthy 38% gain over the three month period.

      The Fund's outperformance also can be attributed to a bottom-up investment approach that has led the investment team to niche companies that have been able to withstand sector volatility. We look for companies that are not impacted by industry factors; companies that operate to some extent in their own individual industries. For example, CACI International is a technology services company stock. IT consulting companies like CACI have been hammered as contracts slowed post-Y2K and after the technology bubble burst. But CACI was relatively unaffected by all of this. Why? Because the majority of its business is with the Department of Defense, a consistent provider of business for a company that specializes in defense-oriented technology needs. CACI's 10%-a-year earnings growth was not enough to catch the markets' attention during the technology glory days but now that the tides have turned, the stock has more than doubled in price as investors have begun to take notice.

      While it was a strong quarter for the Fund, the portfolio did have a few laggards. They included Gadzooks, a teen clothing retailer that declined on news of same-store sales weakness. Maverick Tube, a manufacturer of steel pipes used in oil and gas wells, was also down, falling with the energy sector as oil prices declined.

      Small caps were once again well ahead of large caps in the quarter. The S&P 500 was up 5.85% while the Russell 2000 Index returned 14.29%. We are only three quarters into what appears to be an up-cycle for small caps. Historically these cycles have tended to last for multi-year periods. We believe small-cap stock valuations are still cheap compared to large caps. With these factors in place, we believe the future of small-cap stocks continues to be very promising.


/s/ Robert A. Mohn

Robert A. Mohn
Lead Portfolio Manager

================================================================================

                              Salem Communications
                         ---------------------------------
                                         Tunes In Gains

Salem Communications operates 80 radio stations in the United States. Salem is unique, however, in that it is the only top radio company that focuses on religious programming, the third most popular format in the industry. While other radio stations pay for programming, Salem is paid by over 100 religious organizations to broadcast their programs. Such payments account for half of Salem's revenues, and are highly recurring as over 95% of programming contracts are renewed. As with most radio stations, Salem's other major source of revenue is advertising. During the Internet stock boom, many radio stations benefited from the influx of Internet company advertising dollars. Because of this, radio stocks traded like tech stocks as a "downstream" beneficiary of the Internet run-up. Salem's format did not appeal to Internet advertisers, however, so earnings at Salem were not helped -- or later hurt -- by the dot-com ad spending. The Fund started buying the stock early last year when it was cast aside with the other radio stations now hurt by the technology bust. As the market has begun to recognize the value in this niche leader, the stock price is on the rise, up nearly 44% in the first half of this year.

================================================================================

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 6/30/01 the Fund's positions in the holdings mentioned were: AmeriCredit, 8.4%; ITT Educational Services, 4.9%; Magellan Health Services, 3.9%; CACI International, 2.0%; Salem Communications, 2.6%; Gadzooks, 1.6%; Maverick Tube, 0.8%.


|U|                                    10

Liberty Acorn USA
      > At a Glance                                         Ticker Symbol: LAUAX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns, with sales charge)
================================================================================
      > Through June 30, 2001

                    -----------------------------------------------   ---------------------------------------------
                                        1 Year                                            3 Years
                    -----------------------------------------------   ---------------------------------------------
                                           After-tax w/  Tax                               After-tax w/  Tax
                    Pretax    After-tax    shares sold   Efficiency   Pretax   After-tax   shares sold   Efficiency
--------------------------------------------------------------------------------------------------------------------
Liberty Acorn
USA                  28.41%      28.41%        17.16%    100.0%        7.24%     5.89%        5.50%        81.3%
--------------------------------------------------------------------------------------------------------------------
Small Blend
Category Avg.*       13.54%      10.84%           NA      80.0%+       8.46%     6.67%          NA         78.8%+
--------------------------------------------------------------------------------------------------------------------

                                                                       ---------------------------------------------
                                                                                         Life of Fund
                                                                       ---------------------------------------------
                                                                                            After-tax w/  Tax
                                                                       Pretax   After-tax   shares sold   Efficiency
--------------------------------------------------------------------------------------------------------------------
Liberty Acorn USA                                                       17.34%    16.19%        14.19%       93.4%
--------------------------------------------------------------------------------------------------------------------
Small Blend Category Avg.*                                                 NA        NA            NA           NA
--------------------------------------------------------------------------------------------------------------------

*     Source: Morningstar, Inc.
+     Calculated by Liberty Wanger Asset Management using Morningstar data.
"NA" indicates information not available from Morningstar. Morningstar does not provide Life of Fund data or after-tax w/ shares sold returns.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects. See page 1 of this report for further explanation.

================================================================================

Liberty Acorn USA Portfolio Diversification
================================================================================
      > as a % of net assets, as of June 30, 2001

   [The following table was depicted as a pie chart in the printed material.]

33.4%   Information
        Software & Services 19.5%
        Telecommunications 6.5%
        Media 4.6%
        Computer Related Hardware 2.8%

14.1%   Other*

5.4%    Industrial Goods/Services

15.6%   Health Care

12.5%   Finance

9.7%    Consumer Goods/Services

9.3%    Energy/Minerals

*     Other includes cash and other assets less liabilities of 9.6%.

================================================================================

The  Value of a $10,000 Investment in Liberty Acorn USA
================================================================================
      > September 4, 1996 through June 30, 2001

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 9/4/96, but until 10/16/00, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/00 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between the Class A, B, and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $279.7 million

   [The following table was depicted as a line chart in the printed material.]

Liberty Acorn USA -- A                       $22,935

Russell 2000                                 $16,331

Liberty Acorn USA -- A with sales charge     $21,617

                                    Class A      Class B     Class C     Class Z

Without sales charge                $22,935      $22,850     $22,862     $23,009
--------------------------------------------------------------------------------
With sales charge                   $21,617      $22,650     $22,862       N/A

================================================================================

Liberty Acorn USA Top 10 Holdings
================================================================================

1. AmeriCredit                                                  8.4%
Auto Lending

2. ITT Educational Services                                     4.9%
Technology-oriented Postsecondary Degree Programs

3. TDS                                                          4.3%
Cellular & Telephone Services

4. Conectiv                                                     4.0%
Electric Utility in New Jersey, Delaware
& Maryland

5. Micros Systems                                               4.0%
Information Systems for Restaurants & Hotels

6. Magellan Health Services                                     3.9%
Mental Health Services

7. JDA Software                                                 3.5%
Applications/Software & Services for Retailers

8. National Data                                                3.1%
Credit Card & Health Claims Processor

9. Lincare Holdings                                             2.9%
Home Health Care Services

10. Edwards Lifesciences                                        2.6%
Heart Valves

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

================================================================================


                                       11                                    |U|

Liberty Acorn Foreign Forty
      > In a Nutshell

[PHOTO OMITTED]

During the quarter, international markets rallied briefly in April before continuing their downward trek in May and June. Declines of international currencies, relative to the U.S. dollar, also reduced international returns for U.S. investors. Liberty Acorn Foreign Forty ended the quarter virtually unchanged, up 0.49% (Class A shares, without sales charge). By comparison, large-cap international stocks were down slightly (EAFE was off 1.04%), while mid-cap international stocks saw modest gains (SSB World ex US increased 3.69%) for the three months.

      Individual stock news, as opposed to sector activity, drove share prices causing the Fund to have both winners and losers in the same market segments. For example, Canadian oil and gas company Talisman rallied in the quarter while Canada's Precision Drilling fell. Both energy companies continued to report record earnings. Precision Drilling, however, declined because investors thought that drilling for natural gas might slow down. In technology, Canadian electronic manufacturing services company Celestica performed well after announcing strong first quarter results in a weak market environment. On the negative side, Gemplus, a French smart card company, declined due to slowing sales. In health care, UK's Smith & Nephew, a medical equipment supplier, increased on continued earnings strength. On the other hand, German hospital management company Rhoen-Klinikum came off sharply due to concerns about Germany's plans to reduce health care funding. Among our financial stocks, Irish Life & Permanent rallied while Fortis in the Netherlands declined.

      So far this year, international markets have been difficult. Going forward, we see reasons for optimism as we believe international markets now represent excellent bargains for investors. In many cases, company share prices are back to where they were three to four years ago. However, because many of these same companies have grown their profits over that same time period, the price-to-earnings ratios are now lower than they were several years ago. Furthermore, interest rates are lower than they were a few years back. We are starting to increase some positions in the Fund and are buying new names that we believe are good values and have the potential to grow.


/s/ Marcel P. Houtzager

Marcel P. Houtzager
Lead Portfolio Manager

================================================================================

                               Synthes Stratec's
                          -----------------------------
                                         Strategy

Synthes Stratec commands a leading global position in developing and manufacturing implants used in orthopedic trauma surgery. As we live longer and subject our aging bones to pursuits that used to be off limits to folks with a few gray hairs, demand for Synthes Stratec's products increases. Moreover, the Swiss company's focus on designing implants that facilitate faster surgical procedures and post-operation recovery is appreciated by cost-conscious hospitals. This helps explain why Synthes Stratec continues to take market share from its competitors. We also like the fact that in the first half of the year over a quarter of its revenues were generated by products introduced in the last three years. We are believers in Synthes Stratec's ability to maintain its innovative edge, and correspondingly high margins. While the stock was up more than 16% during the second quarter, it still trades at a discount to slower growing, less profitable U.S. orthopedic companies.

================================================================================

Liberty Acorn Foreign Forty is a non-diversified fund. The performance of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 6/30/01 the Fund's positions in the holdings mentioned were: Talisman, 3.1%; Precision Drilling, 2.9%; Celestica, 0.7%; Gemplus, 0.0%; Smith & Nephew, 2.2%; Rhoen-Klinikum, 3.4%; Irish Life & Permanent, 4.0%; Fortis, 2.9%; Synthes Stratec, 3.4%.


|F40|                                   12

Liberty Acorn Foreign Forty
      > At a Glance                                         Ticker Symbol: LAFAX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns, with sales charge)
================================================================================
      > Through June 30, 2001

                                 -------------------------------------------------   ---------------------------------------------
                                                       1 Year                                         Life of Fund
                                 -------------------------------------------------   ---------------------------------------------
                                                         After-tax w/   Tax                               After-tax w/  Tax
                                  Pretax    After-tax    shares sold    Efficiency   Pretax   After-tax   shares sold   Efficiency
----------------------------------------------------------------------------------------------------------------------------------
Liberty Acorn Foreign Forty      -34.66%      -34.75%      -20.86%          NM        10.51%    10.30%       8.48%        98.0%
----------------------------------------------------------------------------------------------------------------------------------
Foreign Stock Category Avg.*     -24.40%      -26.16%          NA           NM           NA        NA          NA           NA
----------------------------------------------------------------------------------------------------------------------------------

*     Source: Morningstar, Inc.
"NA" indicates information not available from Morningstar. Morningstar does not provide Life of Fund data or after-tax w/redemption returns.
"NM"  means data is not meaningful because returns were negative.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects. See page 1 of this report for further explanation.

================================================================================

Liberty Acorn Foreign Forty Portfolio Diversification
================================================================================
      > as a % of net assets, as of June 30, 2001

   [The following table was depicted as a pie chart in the printed material.]

21.2%   Finance

8.6%    Other*

3.8%    Media

3.9%    Computer Related Hardware

20.7%   Consumer Goods/Services

12.6%   Software & Services

11.2%   Industrial Goods

9.0%    Health Care

9.0%    Energy & Minerals

*     Other includes cash and other assets less liabilities of 7.7%.

================================================================================

The Value of a $10,000 Investment in Liberty Acorn Foreign Forty
================================================================================
      > November 23, 1998 through June 30, 2001

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 11/23/98, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged, widely recognized international benchmark that comprises 20 major markets in Europe, Australia, and the Far East in proportion to world stock market capitalizations. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $85.3 million

   [The following table was depicted as a line chart in the printed material.]

Liberty Acorn Foreign Forty -- A                       $13,763

Liberty Acorn Foreign Forty -- A  with sales charge    $12,972

EAFE                                                   $ 9,692

                                    Class A      Class B     Class C     Class Z

Without sales charge                $13,763      $13,682     $13,693     $13,763
--------------------------------------------------------------------------------
With sales charge                   $12,972      $13,382     $13,693       N/A

================================================================================

Liberty Acorn Foreign Forty Top 10 Holdings
================================================================================

1. Irish Life & Permanent (Ireland)             4.0%
Life Insurance & Savings Products

2. Rhoen-Klinikum (Germany)                     3.5%
Hospital Management

3. Henkel (Germany)                             3.4%
Chemicals, Detergents & Non-food
Consumer Brands

4. Synthes Stratec (Switzerland)                3.4%
Products for Orthopedic Surgery

5. Amdocs (Israel)                              3.3%
Telecommunications Billing
& Customer Care Software

6. Rolls Royce (United Kingdom)                 3.3%
Turbines

7. RTL Group (Belgium)                          3.2%
TV & Radio Broadcaster

8. Nintendo (Japan)                             3.1%
Video Game Software & Hardware

9. Talisman Energy (Canada)                     3.1%
Oil & Gas Producer

10. Star Cruises (Singapore)                    3.0%
Cruise Line

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

================================================================================


                                       13                                  |F40|

Liberty Acorn Twenty
      > In a Nutshell

[PHOTO OMITTED]

Liberty Acorn Twenty returned 11.19% (Class A shares, without sales charge) during the second quarter. This trailed the 13.16% gain for the S&P MidCap 400, but was ahead of the S&P 500's 5.85% increase. For the six-month period, the Fund is up 3.47%, ahead of its mid-cap benchmarks. (See page 3 for performance data.)

      Nova Corp was the biggest winner for the quarter, up 71%. The company announced on May 7 that U.S. Bancorp was acquiring it for $31 per share, a 32% premium to the market price at that time. We expect the deal to close in the third quarter of this year and the Fund will receive either cash or stock of U.S. Bancorp. Thanks to Liberty Acorn USA's Robert Mohn who followed Nova internally. Other winners included Getty Images, up 64%, and JD Edwards, up 45%. Both stocks increased as technology stocks bounced back during the quarter. In addition, SEI Investments gained 51% as the stock market rebound eased concerns regarding prospects for investment management companies.

      Losers during the quarter included Waters, down 40% and Callaway Golf, off 29%, both due to profit warnings. We believe long-term prospects remain strong for Waters and Callaway and we have added to the Fund's investments. During the quarter the Fund swapped its energy stocks, selling Dynegy and Devon for Aquila and XTO Energy believing the latter two represent better values. As energy stocks ran out of gas, XTO fell 30%. We took advantage of the dip, increasing the Fund's position in the stock. Last quarter we mentioned that we were being patient with losing stocks Getty Images and JD Edwards. Both were off almost 50%. Our patience paid off this quarter as both stocks made the winner's list for the three months. We believe Waters, Callaway and XTO may also rebound at some point in the future.


/s/ John H. Park

John H. Park
Lead Portfolio Manager

================================================================================

                                 Nova Discovered
                               -------------------------

Nova is the fourth largest credit card processor in the country, primarily to small merchant clients. The acquisition of a poorly managed company in 1998 led to bad operating performance in 2000 and Nova's stock fell from a high of $34.87 in January 2000 to a low of $10.50 in July 2000. Earlier this year we purchased the stock believing most of the bad news associated with the past acquisition was behind the company. Nova's core business is now growing nicely. We also thought Nova was an attractive acquisition candidate based on its free cash flow generation and its future growth prospects. Apparently, U.S. Bancorp agreed with our analysis - they offered $31 per share on May 7, 2001. The deal is expected to close in the third quarter of this year. The stock has gained 63% since the Fund's initial purchase.

================================================================================

Liberty Acorn Twenty is a non-diversified fund. The performance of each of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies.

As of 6/30/01 the Fund's positions in the holdings mentioned were: Nova, 6.9%; U.S. Bancorp, 0.0%; Getty Images, 2.5%; JD Edwards, 7.1%; SEI Investments, 3.2%; Waters Group, 1.1%; Callaway Golf, 2.5%; Dynegy, 0.0%; Devon, 0.0%; Aquila, 4.1%; XTO Energy, 3.6%.


|20|                                   14

Liberty Acorn Twenty
      > At a Glance                                         Ticker Symbol: LTFAX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns, with sales charge)
================================================================================
      > Through June 30, 2001

                                 ------------------------------------------------    ---------------------------------------------
                                                    1 Year                                           Life of Fund
                                 ------------------------------------------------    ---------------------------------------------
                                                         After-tax w/   Tax                               After-tax w/  Tax
                                  Pretax    After-tax    shares sold    Efficiency   Pretax   After-tax   shares sold   Efficiency
Liberty Acorn Twenty               5.25%      4.95%         3.44%          94.3%     17.07%     16.01%       13.63%       93.8%
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Blend Category Avg.*      -1.68%     -4.37%           NA             NM         NA         NA           NA          NA
----------------------------------------------------------------------------------------------------------------------------------

*     Source: Morningstar, Inc.
"NA" indicates information not available from Morningstar. Morningstar does not provide Life of Fund data or after-tax w/ redemption returns.
"NM"  means data is not meaningful because returns were negative.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects. See page 1 of this report for further explanation.

================================================================================

Liberty Acorn Twenty Portfolio Diversification
================================================================================
      > as a % of net assets, as of June 30, 2001

   [The following table was depicted as a pie chart in the printed material.]

7.8%    Energy/Minerals

14.9%   Health Care

16.1%   Consumer Goods/Services

12.6%   Finance

5.7%    Industrial Goods/Services

9.6%    Other*

33.3%   Information
        Software & Services 21.7%
        Computer Related
        Hardware 5.3%
        Telecommunications 3.4%
        Media 2.9%

*     Cash and other assets less liabilities.

================================================================================

The Value of a $10,000 Investment in Liberty Acorn Twenty
================================================================================
      > November 23, 1998 through June 30, 2001

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 11/23/98, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The S&P MidCap 400 is a broad, market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. The Index is unmanaged and returns for the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $89.3 million

   [The following table was depicted as a line chart in the printed material.]

Liberty Acorn Twenty -- A                       $15,991

Liberty Acorn Twenty -- A  with sales charge    $15,071

S&P MidCap 400                                  $15,120

                                    Class A      Class B     Class C     Class Z

Without sales charge                $15,991      $15,925     $15,914     $16,023
--------------------------------------------------------------------------------
With sales charge                   $15,071      $15,625     $15,914       N/A

================================================================================

Liberty Acorn Twenty Top 10 Holdings
================================================================================

1. Boston Scientific                        7.6%
Stents & Catheters

2. JD Edwards                               7.1%
Mid-Market ERP Software

3. Nova                                     6.9%
Credit Card Processor

4. Associated Banc-Corp                     5.8%
Midwest Bank

5. H&R Block                                5.3%
Tax Preparation

6. Jones Apparel                            5.1%
Women's Apparel

7. Herman Miller                            4.6%
Office Furniture

8. First Health                             4.5%
PPO Network

9. Aquila                                   4.1%
Energy Trading

10. Harley-Davidson                         3.9%
Motorcycles & Related Merchandise

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

================================================================================


                                       15                                   |20|

Liberty Acorn Fund
      > Major portfolio changes in the Second Quarter (Unaudited)

                                                            Number of Shares
                                                       -------------------------
                                                       03/31/01        06/30/01

Additions
--------------------------------------------------------------------------------
      Information

Activision                                              150,000          470,000
Acxiom                                                  475,000          600,000
Avnet                                                         0          540,000
Avocent                                                 150,000          270,000
Axcelis Technologies                                    282,000          680,000
Cambridge Technology                                  2,400,000        3,494,012
Ciber                                                 1,000,000        1,450,000
Cumulus Media, Cl. A                                     39,000           92,000
Deutsche Boerse (Germany)                                12,600          210,000
Getty Images                                          1,010,000        1,050,000
Igate Capital                                                 0          389,000
Integrated Circuit Systems                                    0          530,000
JD Edwards                                            1,900,000        2,150,000
Konami (Japan)                                                0           70,000
MRO Software                                            401,000          460,000
Pemstar                                                 300,000          415,000
PRIMEDIA                                              1,200,000        1,400,000
Proquest                                                238,000          240,000
(formerly known as Bell & Howell)
Seachange International                                 300,000          400,000
Shuffle Master                                                0          325,000
SPSS                                                          0           86,000
Systems & Computer Technology                         1,100,000        1,668,000

--------------------------------------------------------------------------------
      Healthcare

Beverly Enterprises                                           0        1,100,000
First Health Group                                    1,668,000        3,006,000
Lincare Holdings                                        730,000        1,060,000
Novoste                                                       0          181,000
Rosetta Inpharmatics                                          0          115,000
Smith & Nephew (United Kingdom)                               0        1,450,000
Steris                                                  950,000          953,000

--------------------------------------------------------------------------------
      Consumer Goods/Services

Airtours (United Kingdom)                             2,200,000        3,567,000
Autogrill (Italy)                                             0          960,000
Callaway Golf                                           900,000        1,000,000
Christopher & Banks                                     518,000          689,000
Coach                                                   200,000          457,000
Furniture Brands International                          280,000          430,000
Gadzooks                                                720,000          750,000
Hunter Douglas (Netherlands)                            440,000          467,000
Intrawest (Canada)                                      500,000          736,600
Jones Apparel                                         1,100,000        1,230,000
Kenneth Cole Productions                                      0          210,000
Kuoni Reisen (Switzerland)                                    0           40,000
Mohawk Industries                                       333,000          383,000
Nutreco Holdings (Netherlands)                          134,000          214,000
Steiner Leisure                                         300,000          640,000
Steve Madden                                                  0          300,000
Whole Foods Market                                      450,000          900,000

--------------------------------------------------------------------------------
      Finance

Affiliated Managers Group                             1,000,000        1,100,000
Anglo Irish Bank (Ireland)                                    0          500,000
Associated Banc-Corp                                    370,000          600,000
Eaton Vance                                               9,000           83,000
Glacier Bancorp                                          70,000          155,000
Julius Baer (Switzerland)                                     0            2,300
Neuberger Berman                                        650,000          700,000
Republic                                                226,000          613,000

--------------------------------------------------------------------------------
      Industrial Goods/Services

Ametek                                                  130,000          375,000
Intermagnetics General                                        0          200,000
Li & Fung (Hong Kong)                                         0        5,300,000
Northwest Pipe Company                                        0           70,000
Spartech                                                865,000          975,000
USX - US Steel Group                                          0          250,000

--------------------------------------------------------------------------------
      Energy/Minerals

Aquila                                                        0          275,000
Atmos Energy                                            700,000          761,000
Cadiz                                                   255,000          600,000
Carbo Ceramics                                          450,000          500,000
Chiles Offshore                                         450,000          600,000
Covanta Energy                                          750,000        1,000,000
FMC Technologies                                              0          409,000
Louis Dreyfus Natural Gas                                51,000          500,000
Maverick Tube                                         1,100,000        1,200,000
Millennium Cell                                         250,000          420,000
Orion Power                                             254,000          400,000
Parker Drilling                                               0        1,000,000
Saipem (Italy)                                        3,310,000        3,710,000
Stone Energy                                            150,000          200,000
Waste Recycling Group
(United Kingdom)                                        400,000        1,275,000
XTO Energy                                            3,700,000        5,550,000
(formerly known as Cross Timbers Oil)

--------------------------------------------------------------------------------
      Other Industries

SL Green Realty                                         775,000          875,000
Tetra Tech                                                    0          232,000


|A|                                    16

                                                        Principal Amount or
                                                          Number of Shares
                                                     ---------------------------
                                                     03/31/01          06/30/01

Sales
--------------------------------------------------------------------------------
      Information

Activision, 6.7% Note Due 1/10/05                   $4,983,000                 0
APW                                                    400,000                 0
Atos (France)                                          120,000                 0
Citadel Communications                                 350,000                 0
Concord EFS                                            776,000           664,000
Corus Entertainment (Canada)                         1,000,000           907,000
DSP Group                                              400,000                 0
Global Payments                                      1,450,000         1,422,000
Gemplus International (France)                         720,000           688,900
International Game Technology                        2,200,000         2,100,000
Kent Electronics                                       625,000                 0
Liberty Media Group, AT&T                            2,600,000         2,500,000
Mettler Toledo                                         480,000           381,000
Microsemi                                              150,000           100,000
Micros Systems                                         975,000           875,000
Nova                                                   300,000                 0
Price Communications                                   250,000                 0
Profit Recovery Group                                  350,000                 0
Solectron                                              500,000           340,000
WM Data Nordic (Sweden)                              2,500,000         1,750,000
Young Broadcasting                                     650,000           550,000

--------------------------------------------------------------------------------
      Consumer Goods/Services

Education Management                                   300,000           171,000
Fairfield Communities                                  400,000                 0
McNaughton Apparel Group                               250,000                 0
Pier 1 Imports                                       1,200,000         1,000,000

                                                           Number of Shares
                                                      --------------------------
                                                      03/31/01         06/30/01

--------------------------------------------------------------------------------
      Finance

Ace Cash Express                                       146,000                 0
Banca Fideuram (Italy)                               1,500,000         1,000,000
Eldorado Bancshares                                    400,000                 0
Kempen (Netherlands)                                   140,000                 0
The Investment Company of
China (China)                                          200,000                 0

--------------------------------------------------------------------------------
      Industrial Goods/Services

EGL                                                    200,000                 0

--------------------------------------------------------------------------------
      Energy/Minerals

Devon Energy                                           550,000           300,000
Dynegy                                               1,456,000         1,356,000
Equitable Resources                                  1,500,000         1,400,000
  (includes the effect of a 2 for 1 stocksplit)
Newpark Resources                                    3,090,000         3,000,000
US Aggregates                                          950,000           860,000
Western Gas Resources                                  100,000                 0

--------------------------------------------------------------------------------
      Other Industries

Macerich Company                                       625,000                 0
Utilicorp United                                       800,000                 0


                                       17                                    |A|

Liberty Acorn Fund
      > Statement of Investments (Unaudited) June 30, 2001

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                         Common Stocks and Other
                                                   Equity-Like Securities: 91.8%
--------------------------------------------------------------------------------
Information: 24.8%
            Media
            > Broadcasting: 0.4%
   550,000  Young Broadcasting (b)                                       $18,469
            Television Stations
--------------------------------------------------------------------------------

            > Radio: 0.4%
   850,000  Salem Communications (b)                                      18,318
            Radio Stations for Religious Programming
    92,000  Cumulus Media, Cl. A (b)                                       1,137
            Radio Stations in Small Cities
--------------------------------------------------------------------------------
                                                                          19,455
            > Television Programming/CATV: 1.9%
 2,500,000  Liberty Media Group, AT&T (b)                                 43,725
            CATV Programming & Media Company Holdings
   907,000  Corus Entertainment (Canada) (b)                              20,784
            CATV Programming & Radio Stations
 1,000,000  Mediacom Communications (b)                                   17,710
            Cable Television Franchises
   200,000  Insight Communications (b)                                     5,192
            CATV Franchises in MidWest
   371,000  Cinar (Canada) (b)                                             1,688
            Children's TV Programming
   300,000  Classic Communications (b)                                       267
            CATV Franchises in Rural Areas
--------------------------------------------------------------------------------
                                                                          89,366
            Telecommunications
            > Telecommunications/Wireline
            Communications: 0.6%
   600,000  Commonwealth Telephone (b)                                    25,272
            Rural Phone Franchises & CLEC
   250,000  NTL (United Kingdom) (b)                                       3,013
            Voice, Video & Data Services
   176,000  Startec Global Communications                                     26
            International Telecommunications
--------------------------------------------------------------------------------
                                                                          28,311
            > Mobile Communications: 1.4%
   450,000  TDS                                                           48,938
            Cellular & Telephone Services
   533,000  COMARCO (b) (c)                                                7,899
            Wireless Network Testing
 1,100,000  Pinnacle Holdings (b)                                          5,995
            Towers for Wireless Communications
--------------------------------------------------------------------------------
                                                                          62,832
            Computer Related Hardware
            > Computer Hardware/Related Systems: 0.9%
   400,000  Seachange International (b)                                    7,212
            Video on Demand Servers
   270,000  Avocent (b)                                                    6,075
            Computer Control Switches
   370,000  American Power Conversion (b)                                  5,502
            Uninterruptable Power Systems
   208,000  Neopost (France) (b)                                           5,344
            Postage Meter Machines

Prinicipal Amount or
Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

   100,000   Zebra Technologies (b)                                      $ 4,911
             Bar Code Printing Hardware, Supplies & Software
   200,000   Excel Technologies (b)                                        4,336
             Laser Systems & Electro-Optical Components
$3,000,000   Tidel Technologies, 6.0% Note (b)
             Due 9/8/04                                                    3,000
   913,158   Tidel Technologies                                            1,003
             ATM Machines
   688,900   Gemplus International (France) (b)                            2,077
             Smart Cards Products & Solutions
--------------------------------------------------------------------------------
                                                                          39,460
             >Gaming Equipment: 4.7%
 2,100,000   International Game Technology (b)                           131,439
             Slot Machines & Progressive Jackpots
 1,000,000   Anchor Gaming (b) (c)                                        59,050
             Slot Machines & Casinos
 6,250,000   Aristocrat Leisure (Australia)                               22,488
             Slot Machines
   325,000   Shuffle Master (b)                                            6,568
             Card, Shufflers, Casino Games & Slot Machines
--------------------------------------------------------------------------------
                                                                         219,545
             >Contract Manufacturing: 0.5%
   320,000   Jabil Circuit (b)                                             9,875
             Electronic Manufacturing Services
   340,000   Solectron (b)                                                 6,222
             Electronic Manufacturing Services
   415,000   Pemstar (b)                                                   5,607
             Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                          21,704
             >Instrumentation: 0.7%
   381,000   Mettler Toledo (b)                                           16,173
             Laboratory Equipment
   351,000   Dionex (b)                                                   11,502
             Ion & Liquid Chromatography
   227,000   Varian (b)                                                    7,271
             Analytical Instruments
--------------------------------------------------------------------------------
                                                                          34,946
             >Semiconductors/Related Equipment: 0.6%
   680,000   Axcelis Technologies (b)                                     10,370
             Ion Implantation Tools
   530,000   Integrated Circuit Systems (b)                               10,123
             Silicon Timing Devices
   100,000   Microsemi (b)                                                 7,034
             Analog/Mixed Signal Semiconductors
--------------------------------------------------------------------------------
                                                                          27,527
             Software/Services
             >Business Software: 3.2%
 2,150,000   JD Edwards (b)                                               30,422
             Mid Market ERP & Supply Chain Software
   737,000   Kronos (b) (c)                                               28,006
             Labor Management Solutions
 1,100,000   JDA Software Group (b)                                       18,700
             Applications/Software & Services for Retailers
   875,000   Micros Systems (b) (c)                                       18,445
             Information System for Restaurants & Hotels


|A|                                    18

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Business Software--continued
 1,668,000   Systems & Computer
             Technology (b) (c)                                          $15,162
             Enterprise Software & Services
   650,000   Hyperion Solutions (b)                                        9,737
             Analytical Application Software
 1,200,000   Indus International (b)                                       9,504
             Enterprise Asset Management Software
 1,500,000   Mapics (b) (c)                                                9,000
             Mid Market ERP Software
   460,000   MRO Software (b)                                              7,314
             Enterprise Management Software
 1,400,000   ClickSoftware Technologies (b) (c)                            1,876
             Service Chain Optimization Software
    86,000   SPSS (b)                                                      1,359
             Statistical Analysis Software
--------------------------------------------------------------------------------
                                                                         149,525
             > Consumer Software: 1.4%
   700,000   THQ (b)                                                      42,826
             Entertainment Software
   470,000   Activision (b)                                               18,509
             Entertainment Software
    70,000   Konami (Japan)                                                3,194
             Entertainment Software
--------------------------------------------------------------------------------
                                                                          64,529
             > Computer Services: 1.4%
 1,450,000   Ciber                                                        13,775
             Software Services & Staffing
   580,000   American Management Systems (b)                              12,760
             Software Development Services
 3,494,012   Cambridge Technology (b) (c)                                 12,194
             Software Implementation Services
   500,000   Pomeroy Computer Resources (b)                                6,410
             Network Integration Services
 1,750,000   WM Data Nordic (Sweden)                                       5,207
             Computer Services/Consulting
 1,000,000   RCM Technologies (b) (c)                                      4,850
             Technology Staffing Services
   300,000   New Horizons Worldwide (b)                                    4,185
             Computer Training Services
   389,000   Igate Capital (b)                                             1,249
             Technology Staffing Services
   140,000   Vitalstream (b)                                               1,147
             Streaming Services for the Internet
   254,000   Analysts International                                        1,105
             Technology Staffing Services
--------------------------------------------------------------------------------
                                                                          62,882
             > Business Information/Marketing
             Services/Publishing: 2.7%
 1,050,000   Getty Images (b)                                             27,694
             Photographs for Publications & Electronic Media
   624,000   Choicepoint (b)                                              26,239
             Fraud Protection Information
 2,100,000   Navigant Consulting (b) (c)                                  17,220
             Consulting Firm
   500,000   Information Holdings (b)                                     16,150
             Scientific & Medical Publications, Patent Information
 2,500,000   InfoUSA (b)                                                  14,575
             Business Data for Sales Leads
 1,400,000   PRIMEDIA                                                      9,506
             Specialty Magazines & Other Publications
   600,000   Acxiom (b)                                                    7,620
             Database Marketing Services
   240,000   Proquest (formerly known as
             Bell & Howell) (b)                                            7,438
             Information Services for Education & Automotive Markets
--------------------------------------------------------------------------------
                                                                         126,442
             > Internet: 0.2%
   150,000   RSA Security (b)                                              4,650
             Enterprise Security Software
     2,683   Bigfoot International, Series A (b) (c)                       1,476
   778,294   Bigfoot International (b) (c)                                   526
             Internet Direct Marketing
   189,000   Online Resources (b)                                            454
             Internet Banking Technology
   250,000   NeoPlanet, Series A (b)                                         250
    53,376   NeoPlanet, Series B (b)                                          53
             Web Browser
--------------------------------------------------------------------------------
                                                                           7,409
             > Electronics Distribution: 0.5%
   540,000   Avnet                                                        12,107
             Electronic Components Distribution
   890,000   Pioneer-Standard Electronics                                 11,383
             Component & Computer Distribution
--------------------------------------------------------------------------------
                                                                          23,490
             > Transaction Processors: 3.3%
 1,812,000   National Data (c)                                            58,709
             Credit Card & Health Claims Processor
 1,422,000   Global Payments (c)                                          42,802
             Credit Card Processor
   664,000   Concord EFS (b)                                              37,084
             Credit Card Processor
   210,000   Deutsche Boerse (Germany)                                     7,402
             Trading, Clearing & Settlement Services for Financial
             Markets
   200,000   Cubic                                                         6,250
             Smart Card Systems for Public Transportation
--------------------------------------------------------------------------------
                                                                         152,247

                                                                       ---------
Information: Total                                                     1,148,139
--------------------------------------------------------------------------------

Health Care: 7.5%
             > Biotechnology/Drug Delivery: 2.0%
   426,000   NPS Pharmaceuticals (b)                                      16,657
             Small Molecule Drugs
 1,258,000   Corvas International (b)                                     15,146
             Rational Drug Design
   500,000   Inhale Therapeutic Systems (b)                               11,995
             Pulmonary Drug Delivery
   160,000   Myriad Genetics (b)                                          10,054
             Gene Discovery & Diagnostic Products
   109,000   Protein Design Labs (b)                                       9,156
             Computer Designed Monoclonal Antibodies
   316,000   Guilford Pharmaceuticals (b)                                  8,481
             Drug Delivery & Neurology Drugs


                                       19                                    |A|

Liberty Acorn Fund
      > Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             > Biotechnology/Drug Delivery--continued
 1,249,999   Perlegen Sciences (b)                                        $4,500
             Large Scale Gene Sequencing
   325,000   Genzyme Molecular
             Oncology Division (b)                                         4,469
             Gene Expression Technology & Cancer Drugs
   823,000   Microcide Pharmaceuticals (b) (c)                             3,210
             Antibiotics
   150,000   Gene Logic (b)                                                3,174
             Gene Expression Database
   461,000   Syrrx, Series C (b)                                           2,997
             X-Ray Crystallography
 7,503,000   Nadro, Series L (Mexico) (b)                                  2,484
             Pharmaceutical Distributor
   115,000   Rosetta Inpharmatic (b)                                       1,738
             Computer Software for Drug Development
   326,000   Microdose (b)                                                   601
             Drug Inhalers
--------------------------------------------------------------------------------
                                                                          94,662
             > Medical Equipment: 1.6%
   953,000   Steris (b)                                                   19,108
             Sterilization Devices
   670,000   Edwards Lifesciences (b)                                     17,661
             Heart Valves
   583,000   Orthofix International (b)                                   15,642
             Bone Fixation & Stimulation Devices
   350,000   Haemonetics (b)                                              10,675
             Blood & Plasma Collection Equipment
 1,450,000   Smith & Nephew (United Kingdom)                               7,568
             Medical Equipment & Supplies
   181,000   Novoste (b)                                                   4,652
             Radiation Catheters or In-stent Restenosis
--------------------------------------------------------------------------------
                                                                          75,306
             > Medical Supplies: 0.3%
   650,000   Owens & Minor                                                12,350
             Distribution of Medical Supplies
--------------------------------------------------------------------------------

             > Services: 3.6%
 3,006,000   First Health Group (b)                                       80,831
             PPO Network
 1,060,000   Lincare Holdings (b)                                         34,450
             Home Health Care Services
 1,100,000   Serologicals (b)                                             23,419
             Blood Collection & Antibody Production
   472,000   Syncor International (b)                                     14,490
             Nuclear Pharmacy for Radiopharmaceuticals
 1,100,000   Beverly Enterprises (b)                                      11,770
             Nursing Homes
--------------------------------------------------------------------------------
                                                                         164,960

                                                                       ---------
Health Care : Total                                                      347,278
--------------------------------------------------------------------------------

Consumer Goods/Services: 16.4%
             Goods
             > Leisure Vehicles: 2.1%
 1,500,000   Harley-Davidson                                              70,620
             Motorcycles & Related Merchandise
   534,000   Monaco Coach (b)                                             17,729
             Recreational Vehicles
 5,000,000   Ducati Motor (Italy)                                          7,516
             Motorcycles & Related Merchandise
--------------------------------------------------------------------------------
                                                                          95,865
             > Furniture/Textiles: 1.2%
   660,000   Herman Miller                                                17,015
             Office Furniture
   383,000   Mohawk Industries (b)                                        13,482
             Carpet & Flooring Manufacturer
   500,000   Hon Industries                                               12,110
             Office Furniture & Fireplaces
   430,000   Furniture Brands International (b)                           12,040
             Furniture Manufacturer
--------------------------------------------------------------------------------
                                                                          54,647
             > Food & Beverages: 0.3%
   214,000   Nutreco Holdings (Netherlands)                                9,078
             Salmon, Animal Feeds
    23,000   Binding-Brauerei (Germany)                                    3,360
             Brewery
--------------------------------------------------------------------------------
                                                                          12,438
             > Nondurables: 0.6%
 2,300,000   Helen of Troy (b) (c)                                        20,332
             Personal Care Products
   601,000   First Years (c)                                               6,731
             Infant & Toddler Products
--------------------------------------------------------------------------------
                                                                          27,063
             > Durable Goods: 0.6%
 1,000,000   Callaway Golf                                                15,800
             Premium Golf Clubs & Balls
   467,000   Hunter Douglas (Netherlands)                                 13,128
             Decorative Window Coverings
--------------------------------------------------------------------------------
                                                                          28,928
             > Apparel: 2.1%
 1,230,000   Jones Apparel (b)                                            53,136
             Women's Apparel
   880,000   Nautica Enterprises (b)                                      17,908
             Casual Apparel
   457,000   Coach (b)                                                    17,389
             Designer & Retailer of Branded Leather Accessories
   300,000   Steven Madden (b)                                             5,505
             Wholesaler/Retailer of Fashion Footware
   210,000   Kenneth Cole Productions (b)                                  4,230
             Wholesaler/Retailer of Men's/Women's Shoes/Apparel
--------------------------------------------------------------------------------
                                                                          98,168


|A|                                    20

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             Services
             > Retail: 3.2%
 1,700,000   Borders Group (b)                                           $38,080
             Bookstores
   900,000   Whole Foods Market (b)                                       24,498
             Natural Food Supermarkets
   689,000   Christopher & Banks (b)                                      21,462
             Specialty Women's Retailer at Moderate Price Levels
   400,000   Michaels Stores (b)                                          15,740
             Craft & Hobby Specialty Retailer
   400,000   Zale (b)                                                     13,480
             Specialty Retailer of Jewelry
 1,000,000   Pier 1 Imports                                               11,500
             Imported Furniture & Tchotchkes
   960,000   Autogrill (Italy)                                            10,379
             Tollway Restaurants
   750,000   Gadzooks (b) (c)                                              9,817
             Teen Apparel Retailer
   140,000   Gaiam (b)                                                     2,100
             Healthy Living Catalog & E-Commerce
--------------------------------------------------------------------------------
                                                                         147,056
             > Travel: 1.0%
    40,000   Kuoni Reisen (Switzerland)                                   15,518
             Tour Operator
   736,600   Intrawest (Canada)                                           14,593
             Owner/Operator of Ski Resorts
 3,567,000   Airtours (United Kingdom)                                    14,582
             Tour Operator
--------------------------------------------------------------------------------
                                                                          44,693
             > Consumer Services: 2.4%
 1,300,000   ITT Educational Services (b) (c)                             58,500
             Technology Oriented Postsecondary Degree Programs
 1,580,000   Bally Total Fitness (b) (c)                                  46,784
             National Chain of Fitness Centers
   171,000   Education Management (b)                                      7,001
             Postsecondary Education
--------------------------------------------------------------------------------
                                                                         112,285
             > Casinos: 1.2%
 2,250,000   Station Casinos (b)                                          36,000
             Casinos & Riverboats
 1,170,000   Isle of Capri Casinos (b)                                    11,045
             Five Casinos in Secondary Markets
   700,000   Pinnacle Entertainment (b)                                    5,145
             Casinos in Secondary Markets & Card Clubs
   535,000   Monarch Casino & Resort (b) (c)                               2,996
             Casino/Hotel in Reno
   113,000   Lakes Gaming (b)                                                836
             Hotel & Casino in Biloxi & Gulfport
--------------------------------------------------------------------------------
                                                                          56,022
             > Cruise Lines: 1.7%
 1,400,000   Carnival                                                     42,980
             Largest Cruise Line
39,995,000   Star Cruises (Singapore) (b)                                 21,597
             Cruising/Casino Operations
   640,000   Steiner Leisure (b)                                          12,800
             Spas & Hair/Skin Products on Cruise Ships
   410,000   Royal Olympic Cruise (b)                                      1,025
             Cruises in Mediterranean
--------------------------------------------------------------------------------
                                                                          78,402

                                                                       ---------
Consumer Goods/Services: Total                                           755,567

--------------------------------------------------------------------------------
Finance: 17.6%
             > Banks: 2.8%
 1,026,000   TCF Financial                                                47,514
             Great Lakes Bank
   803,000   Texas Regional Bancshares (c)                                32,176
             TexMex Bank
   600,000   Associated Banc-Corp                                         20,826
             Midwest Bank
   484,000   Chittenden                                                   16,287
             Vermont & Western Massachusetts Bank
   613,000   Republic                                                      8,398
             Michigan Bank
   155,000   Glacier Bancorp                                               2,802
             Montana & Idaho Banks
   500,000   Anglo Irish Bank (Ireland)                                    1,907
             Small Corporate Lending & Private Banking
--------------------------------------------------------------------------------
                                                                         129,910
             > Savings & Loans: 1.2%
 1,717,000   Peoples Bank Bridgeport                                      40,418
             Connecticut Savings & Loan
   824,000   Commonwealth Bancorp (c)                                     15,895
             Philadelphia Savings & Loan
--------------------------------------------------------------------------------
                                                                          56,313
             > Insurance: 2.8%
   765,000   Protective Life                                              26,293
             Life/Dental Insurance
   675,000   Philadelphia Consolidated Holding (c)                        23,524
             Specialty Insurance
   820,000   HCC Insurance Holdings                                       20,090
             Aviation Insurance
   100,000   Markel (b)                                                   19,650
             Specialty Insurance
   486,000   Leucadia National                                            15,771
             Insurance Holding Company
   300,000   RLI                                                          13,476
             Specialty Insurance
   210,000   StanCorp Financial                                            9,952
             Group Life, Disability & 401K
--------------------------------------------------------------------------------
                                                                         128,756
             > Money Management: 5.6%
 2,170,000   SEI Investments                                             102,533
             Mutual Fund Administration & Investment Management
 1,100,000   Affiliated Managers Group (b)                                67,650
             Mutual Fund & Pension Manager
   700,000   Neuberger Berman                                             47,600
             Major Asset Management Company
 1,250,000   Edinburgh Fund Managers
             (United Kingdom)                                             10,582
             Investment Management


                                       21                                    |A|

Liberty Acorn Fund
      > Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             > Money Management--continued
 1,000,000   Banca Fideuram (Italy)                                       $9,529
             Life Insurance & Mutual Funds
     2,300   Julius Baer (Switzerland)                                     8,865
             Private Banking, Brokerage & Mutual Funds
   240,000   BKF Capital Group (b)                                         7,968
             Institutional Money Manager
    83,000   Eaton Vance                                                   2,888
             Mutual Funds
   200,000   The Investment Company
             of China (China)                                                844
             Closed-End Fund
--------------------------------------------------------------------------------
                                                                         258,459
             > Finance Companies: 5.2%
 3,853,000   AmeriCredit (b)                                             200,163
             Auto Lending
 1,820,000   World Acceptance (b) (c)                                     17,053
             Personal Loans
   850,000   DVI Health Services (b) (c)                                  14,960
             Leases for Big Medical Equipment
 1,375,000   Capital Trust (b) (c)                                         8,869
             Mortgage Loans
--------------------------------------------------------------------------------
                                                                         241,045

                                                                        --------
Finance: Total                                                           814,483

--------------------------------------------------------------------------------
Industrial Goods/Services: 7.4%
             > Steel: 0.5%
   840,000   Gibraltar Steel (c)                                          16,036
             Steel Processing
   250,000   USX- US Steel                                                 5,038
             Steel Producer
   420,000   Atchison Casting (b) (c)                                      1,218
             Steel Foundries
--------------------------------------------------------------------------------
                                                                          22,292
             > Industrial Goods: 1.2%
 1,300,000   Clarcor (c)                                                  34,905
             Mobile & Industrial Filters
   560,000   Applied Industrial Technologies                              10,612
             Industrial Components Distribution
   200,000   Intermagnetics General (b)                                    6,480
             Superconducting Wire Manufacturer
   680,000   Advanced Lighting Technologies (b)                            3,060
             Metal Halide Lighting & Fiber Optic Coatings
    70,000   Northwest Pipe Company (b)                                    1,113
             Water Transmission Pipe
--------------------------------------------------------------------------------
                                                                          56,170
             > Specialty Chemicals & Industrial
             Materials: 0.7%
   975,000   Spartech                                                     23,546
             Plastics Distribution & Compounding
   347,000   SYMYX (b)                                                     8,460
             Materials & Chemicals
--------------------------------------------------------------------------------
                                                                          32,006

             > Machinery: 0.2%
   375,000   Ametek                                                       11,456
             Aerospace/Industrial Instruments
--------------------------------------------------------------------------------

             > Outsourcing Services & Training: 0.6%
 2,700,000   Labor Ready (b) (c)                                          14,148
             Temporary Manual Labor
 5,300,000   Li & Fung (Hong Kong)                                         8,698
             Sourcing of Consumer Goods
   600,000   GP Strategies (b)                                             2,832
             Training Programs
   150,000   International Total Services (b)                                 33
             Aviation Services
--------------------------------------------------------------------------------
                                                                          25,711
             > Logistics: 2.6%
 1,400,000   Expeditors International
             of Washington                                                86,072
             International Freight Forwarder
   700,000   Forward Air (b) (c)                                          19,796
             Freight Transportation Between Airports
   759,000   Hub Group (b)                                                 9,867
             Truck & Rail Freight Forwarder
   600,000   Airnet Systems (b) (c)                                        4,020
             Check & Other Small Package Shipment
--------------------------------------------------------------------------------
                                                                         119,755
             > Other Industrial Services: 1.6%
 6,100,000   Serco Group (United Kingdom)                                 33,651
             Facilities Management
 1,526,000   Wackenhut, Cl. B (b)                                         20,983
    31,000   Wackenhut, Cl. A (b)                                            535
             Prison Management
   520,000   Mobile Mini (b)                                              16,999
             Leases Portable Storage Units
--------------------------------------------------------------------------------
                                                                          72,168

                                                                        --------
Industrial Goods/Services: Total                                         339,558

--------------------------------------------------------------------------------

Energy/Minerals: 11.5%
             > Independent Power: 0.7%
 1,000,000   Covanta Energy                                               18,460
             Electric Power Developer
   400,000   Orion Power (b)                                               9,524
             Wholesale Electric Generator
   420,000   Millennium Cell (b)                                           4,225
             Fuel Cell Technology
--------------------------------------------------------------------------------
                                                                          32,209
             > Oil/Gas Producers: 4.9%
 5,550,000   XTO Energy (formerly known as
             Cross Timbers Oil)                                           79,643
             Natural Gas Producer
   730,000   Evergreen Resources (b)                                      27,740
             Coal Seam Gas Producer
   800,000   Precision Drilling (Canada (b))                              25,015
             Oil & Gas Well Driller
 1,850,000   Tesoro Petroleum (c)                                         23,310
             Oil Refinery/Gas Producer


|A|                                    22

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             > Oil/Gas Producers--continued
   500,000   Louis Dreyfus Natural Gas (b)                               $17,425
             Natural Gas Producer
   685,000   Canadian Hunter
             Exploration (Canada) (b)                                     16,737
             Natural Gas Producer
   300,000   Devon Energy                                                 15,750
             Oil & Gas Producer
   200,000   Stone Energy (b)                                              8,860
             Oil & Gas Producer
   240,000   Penn West Petroleum (Canada) (b)                              6,181
             Oil & Gas Producer
 1,000,000   Tipperary (b)                                                 2,450
             Coal Seam Gas Producer
--------------------------------------------------------------------------------
                                                                         223,111
             > Distribution/Marketing/Refining: 2.9%
 1,356,000   Dynegy                                                       63,054
             Natural Gas & Electric Processing,
             Production & Marketing
 1,400,000   Equitable Resources                                          46,634
             Natural Gas Utility & Producer
   761,000   Atmos Energy                                                 18,614
             Natural Gas Utility
   275,000   Aquila (b)                                                    6,779
             Energy Trading
--------------------------------------------------------------------------------
                                                                         135,081
             > Other Resources: 0.3%
 1,275,000   Waste Recycling Group (United Kingdom)                        7,557
             Landfills
   600,000   Cadiz (b)                                                     5,928
             Farming & Water Resources in California
   860,000   US Aggregates (c)                                             1,161
             Aggregates, Ready Mix & Asphalt
--------------------------------------------------------------------------------
                                                                          14,646
             > Oil Services: 2.7%
 3,000,000   Newpark Resources (b)                                        33,300
             Oilfield Fluid Management & Equipment Rental
 3,710,000   Saipem (Italy)                                               20,386
             Offshore Construction & Drilling
 1,200,000   Maverick Tube (b)                                            20,340
             Steel Pipes for Oil & Gas Wells
   500,000   Carbo Ceramics                                               18,525
             Natural Gas Well Stimulants
   600,000   Chiles Offshore (b)                                          11,556
             Oil & Gas Driller
   409,000   FMC Technologies (b)                                          8,446
             Deep Water Oil & Gas Well Head Manufacturer
 1,000,000   Parker Drilling (b)                                           6,500
             Oil & Gas Driller
   327,000   Enerflex Systems (Canada)                                     6,100
             Natural Gas Compressor Manufacturer
--------------------------------------------------------------------------------
                                                                         125,153

                                                                       ---------
Energy/Minerals: Total                                                   530,200

--------------------------------------------------------------------------------
Other Industries : 6.6%
             > Real Estate: 5.5%
 1,000,000   The Rouse Company                                            28,650
             Regional Shopping Malls
   875,000   SL Green Realty                                              26,521
             Manhattan Office Buildings
   466,000   Forest City Enterprises,  Cl. B                              24,791
             Shopping Malls
   675,000   First Industrial Realty Trust                                21,674
             Industrial Properties
   700,000   Manufactured Home Communities                                19,670
             Manufactured Home Communities
 1,099,000   LaSalle Hotel Properties (c)                                 19,584
             Upscale/Full Service Hotels
   450,000   General Growth Properties                                    17,307
             Regional Shopping Malls
   903,125   Security Capital European Realty                             16,256
             Strategic Real Estate Investments
   650,000   Amli Residential                                             15,990
             Midwestern Apartments
   625,000   Macerich Company                                             15,500
             Regional Shopping Malls
   770,000   Vail Resorts (b)                                             14,630
             Great Ski Resorts
   520,000   Summit Properties                                            13,952
             Southeastern Apartments
   450,000   BRE Properties                                               13,635
             Apartments
   190,000   Consolidated Tomoka                                           2,888
             16,000 Acres of Florida Land
--------------------------------------------------------------------------------
                                                                         251,048
             > Waste Management: 0.1%
   232,000   Tetra Tech (b)                                                6,206
             Resource Management & Infrastructure Consulting
--------------------------------------------------------------------------------

             > Regulated Utilities: 1.0%
 1,000,000   Unisource Energy                                             22,970
             Electric Utility in Arizona
   700,000   Conectiv                                                     15,120
             Electric Utility in New Jersey, Delaware & Maryland
   200,000   CH Energy (b)                                                 8,790
             Electric Utility in New York
--------------------------------------------------------------------------------
                                                                          46,880

                                                                       ---------
Other Industries: Total                                                  304,134

Total Common Stocks and Other
   Equity-Like Securities: 91.8%
                                                                       ---------
             (Cost: $2,592,930)                                        4,239,359


                                       23                                    |A|

Liberty Acorn Fund
      > Statement of Investments (Unaudited), continued

Prinicipal Amount                                                    Value (000)
--------------------------------------------------------------------------------

Short-Term Obligations: 8.5%
             Yield 3.43% - 3.93%
             Due 7/02 - 8/02/01
$  100,434   Aon                                                       $100,337
    65,227   Household Finance                                           65,153
    44,627   Weyerheuser                                                 44,569
    42,016   John Deere                                                  42,007
    41,902   Abbot Labs                                                  41,885
    37,398   American Express                                            37,394
    26,727   Equillon                                                    26,705
    25,866   Quest Capital                                               25,836
    10,000   US Treasury Bills                                            9,969
--------------------------------------------------------------------------------
             (Amortized Cost:  $393,855)                                393,855

Total Investments: 100.3%
                                                                      ----------
             (Cost: $2,986,785)(a)                                    4,633,214

                                                                     Value (000)
--------------------------------------------------------------------------------

Cash and Other Assets Less Liabilities: (0.3%)                         $(12,764)

                                                                      ----------
Total Net Assets: 100%                                                $4,620,450
================================================================================

--------------------------------------------------------------------------------
> Notes to Statement of Investments

(a) At June 30, 2001, for federal income tax purposes cost of investments is the same and net unrealized appreciation was $1,646,429, consisting of gross unrealized appreciation of $1,887,273 and gross unrealized depreciation of $240,844.

(b)   Non-income producing security.

(c) On June 30, 2001, the fund held the following percentages of the outstanding voting shares of the companies listed below:

      Hub Group                           9.84%
      RCM Technologies                    9.52%
      World Acceptance                    9.43%
      Mapics                              8.74%
      Gadzooks                            8.37%
      Helen of Troy                       8.20%
      Comarco                             7.57%
      Microcide Pharmaceuticals           7.21%
      Commonwealth Bancorp                7.21%
      Capital Trust                       7.02%
      Anchor Gaming                       6.74%
      Gibraltar Steel                     6.68%
      Bigfoot                             6.53%
      Labor Ready                         6.53%
      Bally Total Fitness                 6.50%
      La Salle Hotel Properties           6.47%
      First Years                         6.42%
      Tesoro Petroleum                    6.00%
      DVI Health Services                 5.95%
      Kronos                              5.90%
      Texas Regional Banks                5.88%
      Philadelphia Consolidated           5.73%
      Monarch Casino & Resort             5.67%
      Cambridge Technology                5.56%
      National Data                       5.50%
      AirNet Systems                      5.50%
      Atchison Casting                    5.47%
      ITT Educational Services            5.45%
      Global Payments                     5.41%
      US Aggregates                       5.39%
      Clicksoftware                       5.38%
      Clarcor                             5.34%
      Navigant Consulting                 5.28%
      Systems & Computers                 5.13%
      Micros Systems                      5.04%

The aggregate cost and value of these companies at June 30 ,2001, was $531,733,000 and $641,240,000, respectively. Investments in affiliate companies represent 13.9% of total net assets at June 30 ,2001. Investment activity and income amounts relating to affiliates during the six months ended June 30, 2001 were as follows:
                                                    Dollar     % of Total
                                                    Amount   Fund Activity
                                                    ------   -------------

            Dividend Income                         $1,872       10.8%
            Net realized gain or loss              $14,081       14.1%
            Change in unrealized gain or loss       $9,818        3.7%

            Purchases                              $17,308        3.1%
            Proceeds from sales                   $106,116       21.8%

In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the fund owning more than 5% of the outstanding shares of certain issues at June 30 ,2001. Therefore, the cost and market value affiliate disclosure amounts include both acquisitions of new investments in affiliates during the year, as well as prior year investment holdings that became affiliates during the current year.


|A|                                    24

(d) On June 30 ,2001, the market value of foreign securities (in thousands) represents 7.51 % of total net assets. The Fund's foreign portfolio was diversified as follows:

      Canada                       $91,098           1.97%
      United Kingdom               $73,940           1.60%
      Italy                        $47,811           1.04%
      Switzerland                  $24,384           0.53%
      Australia                    $22,487           0.49%
      Netherlands                  $22,207           0.48%
      Singapore                    $21,597           0.47%
      Germany                      $10,761           0.23%
      Hong Kong                     $8,698           0.19%
      France                        $7,421           0.16%
      Sweden                        $5,207           0.11%
      Japan                         $3,194           0.07%
      Mexico                        $2,484           0.05%
      Ireland                       $1,907           0.04%
      Israel                        $1,876           0.04%
      Greece                        $1,025           0.02%
      China                           $844           0.02%
                                  --------           ----
      Total                       $346,940           7.51%
                                  ========           ====


                                       25                                    |A|

Liberty Acorn International
      > Major Portfolio changes in the Second Quarter (Unaudited)

                                                          Number of Shares
                                                   -----------------------------
                                                    03/31/01           06/30/01

Additions
--------------------------------------------------------------------------------
      Europe

> Germany/Austria
Deutsche Boerse                                       25,000             350,000
Flughafen Wien (Austria)                             300,000             360,000
Jenoptik                                                   0             450,000
Techem                                                     0             150,000
Teleplan International                               500,000             600,000

> Finland
Amer Group                                                 0             300,000
KCI Konecranes International                          20,000              65,000

> Sweden
Epsilon                                                    0             250,000

> France/Belgium
Coface                                                     0              83,000
Euler                                                145,000             230,000
Neopost                                                    0             400,000
RTL Group (Belgium)                                  300,000             320,000
Technip                                               80,000             100,000

> United Kingdom/Ireland
Alliance Unichem                                     225,000           1,000,000
Amey                                                       0           1,000,000
Anglo Irish Bank (Ireland)                                 0           4,720,000
Dimension Data                                             0           1,200,000
First Choice Holidays                              3,500,000           5,000,000
First Technology                                           0             775,000
FKI                                                4,350,000           5,000,000
Hit Entertainment                                          0             414,045
Incepta                                            7,500,000           8,000,000
NTL                                                  500,000             600,000
Spectris                                                   0           1,550,000
Torex                                                      0             500,000
Waste Recycling Group                                550,000           1,000,000

> Switzerland
Bachem                                                10,000             200,000
Card Guard Scientific (Surviv)                             0             130,000
Julius Baer                                            6,250               6,730
Synthes-Stratec                                        8,700              10,000

> Italy
Interpump Group                                       21,000           1,000,000

> Spain
Abengoa                                              200,000             300,000
Transportes Azkar                                    766,000           1,000,000

> Netherlands
Buhrmann                                             700,000             775,000
Furgo                                                      0             100,000
Hunter Douglas                                       600,000             622,222
Nutreco Holdings                                     163,000             220,000
Pinkroccade                                          100,000             200,000
Vopak                                                170,000             400,000

--------------------------------------------------------------------------------
      Asia

> Japan
Aeon Credit Service                                  210,000             250,000
Banyu Pharmaceutical                                 590,000             700,000
Hokuto                                                     0             120,000
Misumi                                               130,000             165,000
Olympus Optical                                      800,000           1,000,000
Shimano                                               40,000             630,000
Toppan Forms                                               0             600,000
Uni-Charm                                            215,000             317,000

> Taiwan
ASE Test                                                   0             400,000
Procomp Informatics                                        0           2,100,000
Systex                                             5,000,000           6,500,000

> Singapore
Sembcorp Logistics                                   950,000           3,800,000

--------------------------------------------------------------------------------
      Latin America

> Mexico
Grupo Aeroportuario                                  134,700             475,000

> Brazil
Banco Itau                                                 0         150,000,000
Embraer Empresa Brasileira                                 0             100,000

--------------------------------------------------------------------------------
      Other Countries

> Australia/New Zealand
Perpetual Trustees                                   500,000             520,000
United Networks Limited
(New Zealand)                                              0             750,000

> Canada
Canadian Natural Resources                           370,000             450,000

> United States
MIH                                                  500,000             810,000


|I|                                    26

                                                        Number of Shares
                                                 -------------------------------
                                                   03/31/01           06/30/01

Sales
--------------------------------------------------------------------------------
      Europe

> Germany/Austria
Austria Technologies &
Systemtechnik                                        125,000                   0
Dialog Semiconductor                               1,185,000             400,000
United GlobalCom                                     650,000                   0

> Finland
TietoEnator                                          500,000             400,000

> Sweden
Teleca                                             1,000,000             782,100
(formerly known as Sigma)
WM Data Nordic                                     2,500,000           1,750,000

> France/Belgium
NRJ                                                  800,000             650,000

> United Kingdom
Enterprise Oil                                       750,000                   0
Exel                                               1,300,000             500,000
Fairey Group                                       1,400,000                   0
Hays                                               6,000,000           5,000,000
Orchestream Holdings                                 550,000                   0

> Switzerland
Phoenix Mecano                                        20,000                   0
Sarasin & Cie Bank                                     6,500               4,000
Selecta Group                                        100,000                   0

> Italy
Banca Fideuram                                     2,500,000           1,675,000
Grupo Coin                                           900,000                   0

> Netherlands
Kempen                                               500,000                   0

--------------------------------------------------------------------------------
      Asia

> Japan
Hirose Electric                                      125,000              50,000
Rohm                                                  60,000                   0

> South Korea
Samsung                                            2,250,000                   0

> Singapore
Venture Manufacturing                              5,000,000           1,500,000

--------------------------------------------------------------------------------
      Latin America

> Mexico
Grupo Industrial Bimbo                             9,000,000           4,766,000
Wal-Mart de Mexico                                 5,000,000                   0

> Argentina
Siderca                                            1,000,000             375,000

--------------------------------------------------------------------------------
      Other Countries

> Australia
KeyCorp                                            2,500,000           1,400,000

> Canada
Canadian Hunter                                      500,000             400,000
Celestica                                            250,000             200,000
Corus Entertainment                                1,000,000             906,000
Mosaic                                             1,315,000                   0

> Israel
Comverse Technology                                  220,000                   0
DSP Group                                            600,000                   0


                                       27                                    |I|

Liberty Acorn International
      > Statement of Investments (Unaudited) June 30, 2001

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                         Common Stocks and Other
                                                   Equity-Like Securities: 85.7%
--------------------------------------------------------------------------------
Europe: 52.8%
             > Germany/Austria: 8.6%
  600,000    Rhoen-Klinikum Pfd. (b)                                     $27,772
  500,000    Rhoen-Klinikum (b)                                           23,356
             Hospital Management
1,000,000    Stinnes                                                      20,808
             Logistics
  600,000    Teleplan International (b)                                   14,217
             After-Sale Warranty Repair Services
  150,000    Fresenius, Pfd.                                              14,205
             Dialysis Equipment & Solutions
  350,000    Deutsche Boerse                                              12,336
             Trading, Clearing & Settlement Services for
             Financial Markets
  360,000    Flughafen Wien (Austria)                                     11,695
             Vienna Airport Authority
  200,000    Henkel                                                       11,635
             Chemicals, Detergents & Non-Food Consumer Brands
  450,000    Jenoptik                                                      9,899
             Clean Room Construction & Electrical Components
  250,000    Pfeiffer Vacuum Technologies                                  8,068
             Vacuum Pump Manufacturer
1,000,000    Takkt                                                         6,200
             Mail Order Retailer of Office & Warehouse Durables
  240,000    GFK                                                           5,809
             Market Research Services
  100,000    Beru                                                          3,898
             Auto Parts & Electronics
  150,000    Techem (b)                                                    3,822
             Utility Meter Reading
  100,000    Lion Bioscience (b)                                           2,794
             Bioinformatics
  400,000    Dialog Semiconductor (b)                                      1,529
             Custom Semiconductors for Cell Phones
--------------------------------------------------------------------------------
                                                                         178,043
             > Denmark: 1.1%
  250,000    ISS International Service Systems (b)                        14,654
             Cleaning Services
  100,000    Kobenhavns Lufthavne                                          7,796
             Airport Management
--------------------------------------------------------------------------------
                                                                          22,450
             > Finland: 1.7%
  400,000    TietoEnator                                                   8,918
             Computer Services/Consulting
  300,000    Amer Group                                                    6,879
             Branded Outdoor Sporting Goods
  350,000    Jaakko Poyry                                                  5,502
             Engineering Consultants in Forestry, Energy
  900,000    Talentum                                                      5,198
             Trade Journals
  625,000    Fiskars, Series A                                             4,565
             Scissors & Gardening Tools
   65,000    KCI Konecranes International                                  1,822
             Crane Manufacturer & Service Provider
   89,000    Spar Finland                                                  1,323
             Grocery/Convenience Stores
--------------------------------------------------------------------------------
                                                                          34,207
             > Sweden: 1.5%
  500,000    Autoliv                                                       8,640
             Seatbelts & Airbags
  600,000    Poolia                                                        5,251
             Temporary Employment Agency
1,750,000    WM Data Nordic                                                5,208
             Computer Services/Consulting
  782,100    Teleca (formerly known as Sigma)                              4,143
             Technical Consulting
  555,000    Metro International, Series B (b)                             3,170
  160,000    Metro International, Series A (b)                               847
             Free Subway Newspapers
  100,000    Micronic Laser Systems (b)                                    1,916
             Video Display Manufacturing Equipment
  250,000    Epsilon (b)                                                   1,175
             Computer Simulation & Industrial Design
  148,000    Observer                                                        927
             Media Monitoring & Communications
--------------------------------------------------------------------------------
                                                                          31,277
             > France/Belgium: 5.4%
  320,000    RTL Group (Belgium)                                          19,527
             TV & Radio Broadcaster
  500,000    Fininfo                                                      13,801
             Data Feeds for French Banks & Brokers
  100,000    Technip                                                      12,740
             Global Engineering & Construction
  200,000    Penauille Polyservice                                        11,381
             Industrial Cleaning/Airport Services
  230,000    Euler                                                        10,753
             Insurance of Accounts Receivable
  400,000    Neopost (b)                                                  10,277
             Postage Meter Machines
  650,000    NRJ                                                           9,826
             Radio Network
   30,000    Essilor International                                         8,612
             Eyeglass Lenses
  750,000    Telindus Group (Belgium)                                      6,211
             Network Integration Services
   83,000    Coface                                                        5,569
             Credit Insurance
  620,000    Gemplus International (b)                                     1,869
             Smart Card Products & Solutions
--------------------------------------------------------------------------------
                                                                         110,566
             > United Kingdom/Ireland: 15.9%
7,800,000    Serco Group                                                  43,029
             Facilities Management
3,000,000    Irish Life & Permanent (Ireland)                             35,161
             Life Insurance & Savings Products
5,000,000    Capita Group                                                 32,710
             Outsourcing Services
5,000,000    Smith & Nephew                                               26,098
             Medical Equipment & Supplies


|I|                                    28

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             > United Kingdom/Ireland - continued
3,000,000    SSL International                                           $21,218
             Medical & Footcare Products
5,000,000    FKI                                                          19,874
             Materials Handling Equipment
4,720,000    Anglo Irish Bank (Ireland)                                   17,999
             Corporate Lending & Private Banking
5,000,000    Hays                                                         12,960
             Outsourcing Services Conglomerate
3,075,000    Holmes Place                                                 12,266
             Health Clubs
1,550,000    Spectris                                                     11,160
             Electronic Instruments & Controls
5,000,000    First Choice Holidays                                        10,538
             Tour Operator
1,000,000    Expro International                                           8,346
             Offshore Oil Field Services
1,600,000    Euro Money Publications                                       8,148
             Financial Publications
1,000,000    Alliance Unichem                                              7,638
             Pharamaceutical Distribution
2,500,000    Taylor Nelson                                                 7,232
             Market Research Services
  600,000    NTL (b)                                                       7,230
             Voice, Video & Data Services Via Cable Networks
8,000,000    Incepta                                                       6,563
             Business Information & Marketing Services
1,500,000    Informa Group                                                 6,471
             Trade Shows & Magazines
1,000,000    Waste Recycling Group                                         5,927
             Landfills
  500,000    Exel                                                          5,372
             Freight Forwarding & Logistics
  775,000    First Technology                                              5,130
             Auto Electronic Sensors
1,000,000    Amey                                                          4,930
             Facilities Management
1,200,000    Dimension Data (b)                                            4,583
             Networks & Computer Services
  500,000    Torex                                                         4,562
             Application Software for Hospital Management & Retail
  414,045    Hit Entertainment                                             2,138
             Children Television Shows
--------------------------------------------------------------------------------
                                                                         327,283
             > Switzerland: 7.3%
   12,500    Cie Fin Richemont                                            32,051
             Luxury Goods
    6,730    Julius Baer                                                  25,941
             Private Banking, Brokerage & Mutual Funds
   60,000    Givaudan                                                     16,672
             Industrial Fragrances & Flavors
   40,000    Kuoni Reisen                                                 15,518
             Tour Operator
    6,000    Pargesa                                                      13,712
             Industrial & Media Conglomerate
  200,000    Bachem                                                       11,371
             Peptides
    4,000    Sarasin & Cie Bank                                            9,476
             Private Banking
  130,000    Card Guard Scientific Surviv (b)                              7,246
             Telemedicine Devices
   35,000    Kaba Holdings                                                 6,926
             Building Security Systems
   15,000    Bon Appetit                                                   6,605
             Wholesale Food Distributor and Speciality
             Restaurant/Retailer
   10,000    Synthes-Stratec                                               6,148
             Products for Orthpaedic Surgery
--------------------------------------------------------------------------------
                                                                         151,666
             > Italy: 4.5%
4,500,000    Autogrill                                                    48,652
             Restaurants & Catering for Travelers
3,500,000    Saipem                                                       19,232
             Offshore Construction & Drilling
1,675,000    Banca Fideuram                                               15,961
             Life Insurance & Mutual Funds
  850,000    Class Editori                                                 4,765
             Newspapers & On-Line Financial Data
1,000,000    Interpump Group                                               3,423
             HIGH Pressure Pumps & Pistons
--------------------------------------------------------------------------------
                                                                          92,033
             > Spain: 3.7%
1,000,000    Aguas de Barcelona                                           13,818
    8,500    Aguas de Barcelona, New Shares                                  120
             Water Utility
1,500,000    Red Electrica                                                13,440
             Spanish Power Grid
  875,000    Prosegur                                                     11,333
             Security Guards
  300,000    Abengoa                                                       8,365
             Engineering & Construction
  700,000    NH Hoteles (b)                                                8,305
             Business Hotel
  500,000    Cortefiel                                                     7,049
             Apparel Retailer
1,000,000    Transportes Azkar                                             5,852
             Package Delivery & Logistics
  500,000    Zardoya Otis                                                  4,501
             Elevator Manufacturer & Service Provider
  200,000    Aldeasa                                                       4,156
             Airport Retail Management
--------------------------------------------------------------------------------
                                                                          76,939
             > Netherlands: 3.1%
  622,222    Hunter Douglas                                               17,492
             Decorative Window Coverings
  220,000    Nutreco Holdings                                              9,333
             Salmon, Animal Feeds
  400,000    Vopak                                                         8,238
             Oil Storage & Chemical Distribution
  775,000    Buhrmann                                                      7,332
             Office Supplies
  200,000    Pinkroccade                                                   7,304
             Computer Services/Outsourcing
  100,000    Furgo                                                         5,588
             Survey & GPS services
  500,000    OCE                                                           5,266
             Manufacturer of High Speed Copiers


                                       29                                    |I|

Liberty Acorn International
      > Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             > Netherlands--continued
    200,000  United Services Group                                        $3,448
             Temporary Staffing Services
--------------------------------------------------------------------------------
                                                                          64,001

                                                                       ---------
      Europe: Total                                                    1,088,465

--------------------------------------------------------------------------------
Asia: 18.7%
             > Hong Kong: 3.6%
 30,000,000   Li & Fung                                                   49,231
             Sourcing of Consumer Goods
  6,000,000  TVB                                                          25,231
             Television Broadcasting
--------------------------------------------------------------------------------
                                                                          74,462
             > Japan: 9.9%
    350,000  Orix                                                         34,040
             Leasing & Other Financial Services
    135,000  Nintendo                                                     24,571
             Video Game Software & Hardware
  1,000,000  Olympus Optical                                              16,020
             Medical Equipment & Cameras
    215,000  Funai Electric                                               15,222
             Consumer Electronics
    250,000  Aeon Credit Service                                          14,833
             Credit Card Issuer
     40,000  Bellsystem24                                                 13,246
             Call Centers
    700,000  Banyu Pharmaceutical                                         12,825
             Ethical Drug Producer
    260,000  Konami                                                       11,862
             Entertainment Software
    317,000  Uni-Charm                                                    10,268
             Infant Hygiene & Feminine Care Products
    600,000  Toppan Forms                                                 10,079
             Business Forms & Printing Services
    630,000  Shimano                                                       9,284
             Bicycle Components & Fishing Tackle
    150,000  Otsuka Kagu                                                   8,900
             Furniture Retailer
    165,000  Misumi                                                        8,030
             Distributor of Capital Goods Components
    120,000  Hokuto                                                        4,676
             Mushroom Production
    200,000  Wilson Learning                                               4,217
             Corporate Training
     50,000  Hirose Electric                                               3,809
             Electrical Connectors
     75,000  Fujitsu Support & Services                                    2,610
             Systems Integration
--------------------------------------------------------------------------------
                                                                         204,492
             > Taiwan: 1.7%
  3,750,000  Advantech (b)                                                12,707
             Computer Based Industrial Automation
  6,500,000  Systex (b)                                                    7,449
             Systems Integrator & Internet Services
  5,000,000  Chroma Ate (b)                                                5,875
             Test & Measurement Instruments
    400,000  Ase Test (b)                                                  5,108
             Semiconductor Packaging & Test Services
  2,100,000  Procomp Informatics (b)                                       4,154
             Gallium Arsenide EPI Wafers & Other Electronics
--------------------------------------------------------------------------------
                                                                          35,293
             > South Korea: 1.4%
  1,500,000  S1 Corporation                                               16,641
             Security Services
    140,000  Cheil Communications                                         12,188
             Advertising
--------------------------------------------------------------------------------
                                                                          28,829
             > Singapore: 2.1%
 50,000,000  Star Cruises (b)                                             27,000
             Cruise Line
  1,500,000  Venture Manufacturing                                         9,953
             Electronic Manufacturing Services
  3,800,000  Sembcorp Logistics                                            4,855
             Logistic Services for Marine Transport
--------------------------------------------------------------------------------
                                                                          41,808

                                                                       ---------
Asia: Total                                                              384,884

--------------------------------------------------------------------------------
Latin America: 3.1%
             > Mexico: 1.9%
  5,500,000  Corp Interamericana
             de Entretenimiento (b)                                       22,810
             Special Events & Live Entertainment
    475,000  Grupo Aeroportuario (b)                                       8,883
             Airport Management
  4,766,000  Grupo Industrial Bimbo                                        8,445
             Bread, Baked Goods & Snacks
--------------------------------------------------------------------------------
                                                                          40,138
             > Brazil: 0.8%
150,000,000  Banco Itau                                                   12,979
             Universal Bank
    100,000  Embraer Empresa Brasileira                                    3,905
             Mid Size Jets for Regional Airlines
--------------------------------------------------------------------------------
                                                                          16,884
             > Argentina: 0.4%
    375,000  Siderca                                                       7,256
             Seamless Pipes for Oil Wells

                                                                       ---------
Latin America: Total                                                      64,278

--------------------------------------------------------------------------------
Other Countries: 11.1%
             > Australia/New Zealand: 2.3%
  7,000,000  Computershare                                                21,971
    180,000  Computershare Warrants                                            0
             Financial Software/Services
    520,000  Perpetual Trustees                                           10,858
             Investment Management
 12,800,000  ERG                                                           9,407
             Smart Card Systems for Public Transportation
    750,000  United Networks Limited (New Zealand)                         2,710
             New Zealand Electric Grid
  1,400,000  KeyCorp (b)                                                   1,650
             Smart Card Technology
--------------------------------------------------------------------------------
                                                                          46,596


|I|                                    30

Number of Shares or
Principal Amount                                                     Value (000)
--------------------------------------------------------------------------------

             > Canada: 6.4%
 1,150,000   Power Financial                                             $24,302
             Life Insurance & Mutual Funds
   906,000   Corus Entertainment (b)                                      20,761
             CATV Programming & Radio Stations
   500,000   Precision Drilling (b)                                       15,634
             Oil & Gas Well Driller
   400,000   Talisman Energy                                              15,255
             Oil & Gas Producer
   450,000   Canadian Natural Resources                                   13,328
             Oil & Gas Producer
   500,000   Penn West Petroleum (b)                                      12,877
             Oil & Gas Producer
   200,000   Celestica (b)                                                10,291
             Electronic Manufacturing Services
   400,000   Canadian Hunter                                               9,773
             Natural Gas Producer
   450,000   Intrawest                                                     8,915
             Owner/Operator of Ski Resorts
   262,000   Cinar (b)                                                     1,192
             Children's TV Programming
--------------------------------------------------------------------------------
                                                                         132,328
             > Israel: 1.6%
   600,000   Amdocs (b)                                                   32,310
             Telecommunications Billing & Customer Care Software
--------------------------------------------------------------------------------

             > Russia: 0.3%
    11,416   Khanty Mansiysk (b)                                           4,244
$1,500,000   Khanty Mansiysk 1% Notes (b)
             Due 10/14/02                                                  1,500
             Oil Production in Russia
--------------------------------------------------------------------------------
                                                                           5,744
             > United States: 0.5%
   810,000   MIH (b)                                                      11,543
             Pay-TV & Interactive TV Technology
--------------------------------------------------------------------------------
Other: Total                                                             228,521

Principal Amount                                                     Value (000)
--------------------------------------------------------------------------------

Total Common Stocks and Other
   Equity-Like Securities: 85.7%
                                                                      ----------
             (Cost: $1,635,090)                                       $1,766,148

Short-Term Obligations: 5.3%
             Yield 3.70% - 3.85%
             Due 7/02 - 7/05/01%
   $41,521   Exxon                                                        41,512
    35,458   American Express                                             35,443
    32,920   Wal-Mart                                                     32,917
--------------------------------------------------------------------------------
             (Amortized Cost: $109,872)                                  109,872
                                                                      ----------
Total Investments (Cost: $1,744,962)(a): 91.0%                         1,876,020

Cash and Other Assets Less Liabilities: 9.0%                             186,511

                                                                      ----------
Total Net Assets: 100%                                                $2,062,531
================================================================================

--------------------------------------------------------------------------------
> Notes to Statement of Investments

(a) At June 30, 2001, for federal income tax purposes cost of investments is $1,752,988 and net unrealized appreciation was $123,032 consisting of gross unrealized appreciation of $387,310 and gross unrealized depreciation of $264,278
(b)   Non-income producing security.
(c) On June 30, 2001, $561,962 or 27.2% of the Fund's net assets was denominated in the Euro currency.


                                       31                                    |I|

Liberty Acorn International
      > Portfolio Diversification

At June 30, 2001, the Fund's portfolio of investments as a percent of net assets was diversified as follows:

                                                       Value (000)       Percent
--------------------------------------------------------------------------------

> Computer Hardware
Semiconductors                                            $12,706           0.6
Telephone Equipment                                         3,809           0.2
PCs and Peripherals and other                               1,650           0.1
--------------------------------------------------------------------------------
                                                           18,165           0.9

> Computer Software
Telephone Related                                          32,310           1.6
--------------------------------------------------------------------------------
                                                           32,310           1.6

> Technology Services
Full Service                                               27,165           1.3
Network/ SI                                                14,642           0.7
Internet/ Web Consulting                                    5,198           0.3
Embedded Systems                                            4,143           0.2
--------------------------------------------------------------------------------
                                                           51,148           2.5

> Telecommunications
Internet Service Providers (ISP)                           11,543           0.6
Alternative Provider                                        6,210           0.3
Cable                                                       7,230           0.4
--------------------------------------------------------------------------------
                                                           24,983           1.3

> Broadcasting & Media Content
Media Content Providers                                    64,857           3.1
Radio & TV Broadcasting                                    56,722           2.8
Hybrid Internet                                            30,731           1.5
Market Research                                            13,041           0.6
--------------------------------------------------------------------------------
                                                          165,351           8.0

> Health Care
Devices & Consumable                                       80,493           3.9
Services                                                   66,986           3.2
Biotech                                                    14,165           0.7
Drugs                                                       7,638           0.4
--------------------------------------------------------------------------------
                                                          169,282           8.2

> Business Services
Business Services                                         148,462           7.2
Business Process Outsourcing                              132,699           6.4
Logistics                                                  51,104           2.5
Consumer Services                                           4,217           0.2
--------------------------------------------------------------------------------
                                                          336,482          16.3

> Financials
Lending Institutions                                       85,420           4.2
Insurance                                                  70,216           3.4
Asset Management                                           62,236           3.0
--------------------------------------------------------------------------------
                                                          217,872          10.6

> Consumer Goods & Services
Branded Goods                                             123,770           6.0
Leisure                                                    98,917           4.8
Retail Outlets                                             76,686           3.7
Distribution/ E-Commerce                                    6,200           0.3
--------------------------------------------------------------------------------
                                                          305,573          14.8

> Industrials
Goods                                                     130,032           6.3
Electronic Manufacturing Services                          35,466           1.7
Electronic Manufacturing                                   20,452           1.0
Construction                                               12,263           0.6
R&D Design Firms                                           11,160           0.5
Distribution                                                8,030           0.4
--------------------------------------------------------------------------------
                                                          217,403          10.5

> Other Industries
Energy                                                    132,258           6.4
Utilities                                                  64,389           3.1
Real Estate                                                17,220           0.8
Conglomerate                                               13,712           0.7
--------------------------------------------------------------------------------
                                                          227,579          11.0

Total Common Stock:
                                                       -------------------------
                                                        1,766,148          85.7

Short-term Obligations:                                   109,872           5.3

                                                       -------------------------
Total Investments:                                      1,876,020          91.0

Cash and Other Assets less
   Liabilities:                                           186,511           9.0

                                                       -------------------------
Net Assets:                                            $2,062,531         100.0%
================================================================================


|I|                                    32

Liberty Acorn USA
      > Major portfolio changes in the Second Quarter (Unaudited)

                                                             Number of Shares
                                                       -------------------------
                                                       03/31/01         06/30/01

Additions
--------------------------------------------------------------------------------
      Information

Axcelis Technologies                                          0           80,000
Euronet Services                                              0          227,000
Integrated Circuit Systems                                    0           60,000

--------------------------------------------------------------------------------
      Health Care

Beverly Enterprises                                           0          100,000
Novoste                                                       0           89,000

--------------------------------------------------------------------------------
      Consumer Goods/Services

Gadzooks                                                327,000          347,000
Steve Madden                                                  0          133,000

--------------------------------------------------------------------------------
      Energy/Minerals

Maverick Tube                                                 0          134,000

Sales
--------------------------------------------------------------------------------
      Information

CACI International                                      144,700          127,700
DSP Group                                                76,100                0
TDS                                                     174,000          110,000

--------------------------------------------------------------------------------
      Finance

AmeriCredit                                             486,500          450,500

--------------------------------------------------------------------------------
      Energy/Minerals

Dynegy                                                  110,400           80,400


                                       33                                    |U|

Liberty Acorn USA
      > Statement of Investments (Unaudited) June 30, 2001

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                            Common Stocks: 90.4%
--------------------------------------------------------------------------------
Information: 33.4%

             > Broadcasting: 2.6%
  333,100    Salem Communications (b)                                     $7,178
             Radio Stations for Religious Programming
--------------------------------------------------------------------------------

             > Radio: 0.2%
   42,500    Cumulus Media, Cl. A (b)                                        525
             Radio Stations in Small Cities
--------------------------------------------------------------------------------

             > Television Programmimg: 1.8%
  285,000    Mediacom Communications (b)                                   5,047
             Cable Television Franchises
--------------------------------------------------------------------------------

             > Telecommunications/Wireline
             Communications: 1.0%
   66,000    Commonwealth Telephone (b)                                    2,780
             Rural Phone Franchises & CLEC
--------------------------------------------------------------------------------

             > Mobile Communications: 5.3%
  110,000    TDS                                                          11,962
             Cellular & Telephone Services
  182,700    Comarco (b)                                                   2,708
             Wireless Network Testing
   35,000    Pinnacle Holdings (b)                                           191
             Towers for Wireless Communications
--------------------------------------------------------------------------------
                                                                          14,861
             > Telecommunications Equipment: 0.2%
   97,200    Aspect Communications (b)                                       604
             Call Center Software
--------------------------------------------------------------------------------

             > Computer Services: 1.3%
  155,000    Pomeroy Computer Resources (b)                                1,987
             Network Integration Services
  301,000    RCM Technologies (b)                                          1,460
             Technology Staffing Services
   13,400    New Horizons Worldwide (b)                                      187
             Computer Training Services
--------------------------------------------------------------------------------
                                                                           3,634
             > Business Software: 8.8%
  527,600    Micros Systems (b)                                           11,122
             Information Systems for Restaurants & Hotels
  578,000    JDA Software (b)                                              9,826
             Applications/Software & Services for Retailers
  132,000    MRO Software (b)                                              2,099
             Enterprise Management Software
   50,000    Group 1 Software (b)                                            912
             Address Verification Software
   45,700    SPSS (b)                                                        722
             Statistical Analysis Software
--------------------------------------------------------------------------------
                                                                          24,681
             > Transaction Processors: 6.1%
  268,300    National Data                                                 8,693
             Credit Card & Health Claims Processor
  214,640    Global Payments                                               6,461
             Credit Card Processor
  227,000    Euronet Services (b)                                          2,043
             ATM Processor
--------------------------------------------------------------------------------
                                                                          17,197
             > Internet: 0.1%
   65,900    Online Resources (b)                                            158
             Internet Banking Technology
--------------------------------------------------------------------------------

             > Business Information/Marketing
             Services: 3.2%
  127,700    CACI International (b)                                        5,497
             Technology Services for Government
  102,800    Getty Images (b)                                              2,711
             Photographs for Publications & Electronic Media
   95,000    PRIMEDIA                                                        645
             Specialty Magazines & Other Publications
--------------------------------------------------------------------------------
                                                                           8,853
             > Instrumentation: 2.0%
  205,000    Tektronix (b)                                                 5,566
             Analytical Instruments
--------------------------------------------------------------------------------

             > Semiconductors/Related Equipment: 0.8%
   80,000    Axcelis Technologies (b)                                      1,220
             Ion Implantation Tools
   60,000    Integrated Circuit Systems (b)                                1,146
             Silicon Timing Devices
--------------------------------------------------------------------------------
                                                                           2,366

                                                                         -------
             Information: Total                                           93,450

--------------------------------------------------------------------------------
Health Care: 15.6%
             > Biotechnology/Drug Delivery: 0.6%
  154,000    SYRRX, Series C (b)                                           1,001
             X-Ray Crystallography
  363,636    Metabolex, Series F (b)                                         582
             Drugs for Diabetes
--------------------------------------------------------------------------------
                                                                           1,583
             > Medical Equipment: 4.1%
  274,000    Edwards Lifesciences (b)                                      7,223
             Heart Valves
   89,000    Novoste (b)                                                   2,287
             Radiation Catheters for In-stent Restenosis
  100,000    Steris (b)                                                    2,005
             Sterilization Devices
--------------------------------------------------------------------------------
                                                                          11,515
             > Services: 10.9%
  856,100    Magellan Health Services (b)                                 10,958
             Mental Health Services
  246,800    Lincare Holdings (b)                                          8,021
             Home Health Care Services
  184,000    First Health (b)                                              4,948
             PPO Network
  148,900    Serologicals (b)                                              3,170
             Blood Collection & Antibody Production
   80,000    Syncor International (b)                                      2,456
             Nuclear Pharmacy for Radiopharmaceuticals


|U|                                    34

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
             > Services - continued
  100,000    Beverly Enterprises                                          $1,070
             Nursing Homes
--------------------------------------------------------------------------------
                                                                          30,623

                                                                        --------
             Health Care: Total                                           43,721

--------------------------------------------------------------------------------
Consumer Goods/Services: 9.7%
             > Consumer Services: 5.3%
  303,000    ITT Educational Services (b)                                 13,635
             Technology Oriented Postsecondary Degree Programs
   43,000    Bally Total Fitness (b)                                       1,273
             National Chain of Fitness Centers
--------------------------------------------------------------------------------
                                                                          14,908
             > Apparel: 0.2%
   35,000    Kenneth Cole Productions (b)                                    705
             Wholesaler/Retailer of Men's/Women's Shoes/Apparel
--------------------------------------------------------------------------------

             > Retail: 4.2%
  347,000    Gadzooks (b)                                                  4,542
             Teen Apparel Retailer
  105,000    Whole Foods Market (b)                                        2,858
             Natural Food Supermarkets
  133,000    Steven Madden (b)                                             2,441
             Wholesaler/Retailer of Fashion Footware
   65,000    Borders Group (b)                                             1,456
             Bookstores
   20,000    Callaway Golf                                                   316
             Premium Golf Clubs & Balls
-------------------------------------------------------------------------------
                                                                          11,61

                                                                        --------
             Consumer Goods/Services: Total                               27,226

-------------------------------------------------------------------------------
Finance: 12.5%
             > Banks: 1.6%
  126,500    Chittenden                                                    4,257
             Vermont & West Massachusetts Bank
    7,750    Texas Regional Bancshares                                       311
             TexMex Bank
--------------------------------------------------------------------------------
                                                                           4,568
             > Finance Companies: 10.4%
  450,500    AmeriCredit (b)                                              23,403
             Auto Lending
  590,000    World Acceptance (b)                                          5,528
             Personal Loans
--------------------------------------------------------------------------------
                                                                          28,931
             > Insurance: 0.5%
   40,000    Leucadia National                                             1,298
             Insurance Holding Company

                                                                        --------
             Finance: Total                                               34,797

--------------------------------------------------------------------------------
Industrial Goods/Services: 5.4%
             > Industrial Goods: 0.2%
  111,400    Advanced Lighting Technologies (b)                              501
             Metal Halide Lighting & Fiber Optic Coatings
--------------------------------------------------------------------------------
             > Industrial Materials: 0.4%
   40,000    Clarcor                                                       1,074
             Mobile & Industrial Filters
--------------------------------------------------------------------------------

             > Industrial Services: 4.8%
  422,500    Wackenhut, Cl. B (b)                                          5,809
             Prison Management
  346,000    Hub Group (b)                                                 4,498
             Truck & Rail Freight Forwarder
  206,900    Insurance Auto Auctions (b)                                   3,197
             Auto Salvage Services
--------------------------------------------------------------------------------
                                                                          13,504

                                                                        --------
             Industrial Goods/Services: Total                             15,079

--------------------------------------------------------------------------------
Energy/Minerals: 9.3%
             > Oil Services: 2.3%
  371,000    Newpark Resources (b)                                         4,118
             Oilfield Fluid Management
  134,000    Maverick Tube (b)                                             2,271
             Steel Pipes for Oil & Gas Wells
--------------------------------------------------------------------------------
                                                                           6,389
             > Independent Power: 0.3%
   45,000    Covanta Energy                                                  831
             Electric Power Developer
--------------------------------------------------------------------------------

             > Oil/Gas Producers: 2.0%
  435,800    Tesoro Petroleum                                              5,491
             Oil Refinery/Gas Reserves
--------------------------------------------------------------------------------

             > Distribution/Marketing/Refining: 4.7%
  142,600    Equitable Resources                                           4,750
             Natural Gas Utility & Producer
  193,000    Atmos Energy                                                  4,721
             Natural Gas Utility
   80,400    Dynegy                                                        3,739
             Natural Gas & Electric Processing, Production & Marketing
--------------------------------------------------------------------------------
                                                                          13,210

                                                                        --------
             Energy/Minerals: Total                                       25,921

--------------------------------------------------------------------------------
Other Industries: 4.5%
             > Real Estate: 0.5%
   47,000    The Rouse Company                                             1,347
             Regional Shopping Malls
--------------------------------------------------------------------------------

             > Regulated Utilities: 4.0%
  523,000    Conectiv                                                     11,297
             Electric Utility in New Jersey, Delaware & Maryland

                                                                        --------
             Other Industries: Total                                      12,644

Total Common Stocks (Cost: $197,876): 90.4%                              252,838
--------------------------------------------------------------------------------


                                       35                                    |U|

Liberty Acorn USA
      > Statement of Investments (Unaudited), continued

Principal Amount                                                     Value (000)
--------------------------------------------------------------------------------

Short-Term Obligations: 8.6%
             Yield 3.78% - 3.80%
             Due 7/02 - 7/03/01
$  12,694    American General Finance                                    $12,691
   11,420    Prudential Funding                                           11,419
--------------------------------------------------------------------------------
             (Amortized Cost: $24,110)                                    24,110

Total Investments (Cost: $221,986)(a): 99.0%                             276,948

Cash and Other Assets Less Liabilities: 1.0%                               2,746

                                                                        --------
Total Net Assets: 100%                                                  $279,694
================================================================================

--------------------------------------------------------------------------------
> Notes to Statement of Investments

(a) At June 30, 2001, for federal Income tax purposes cost of investments is the same and net unrealized appreciation was $54,962 consisting of gross unrealized appreciation of $81,964 and gross unrealized depreciation of $27,002.

(b)   Non-income producing security.


|U|                                    36

Liberty Acorn Foreign Forty
      > Major Portfolio Changes in the Second Quarter (Unaudited)

                                                            Number of Shares
                                                      --------------------------
                                                        03/31/01       06/30/01

Additions
--------------------------------------------------------------------------------
      Asia

> Japan
Nintendo                                                   9,000          14,700

--------------------------------------------------------------------------------
      Other Countries

> Canada
Investors Group                                                0         160,000
Precision Drilling                                             0          80,000

Sales
--------------------------------------------------------------------------------
      Europe

> France/Belgium
Gemplus International                                    300,000               0
RTL Group (Belgium)                                       70,000          45,000

> Sweden
Tele2 AB (formerly known as Netcom)                       95,200               0

> United Kingdom / Ireland
BG Group                                                 900,000         630,000
Capita Group                                             506,000         350,000
Enterprise Oil                                           400,000               0
Excel                                                    200,000          70,200
Hays                                                     550,000         220,000
Irish Life & Permanent (Ireland)                         500,000         288,000
Serco Group                                              500,000         400,000

> Switzerland
Cie Fin Richemont                                            800             300
Julius Baer Holdings                                         800             480

> Italy
Autogrill                                                400,000         200,000
Banca Fideuram                                           350,000         190,000
Saipem                                                   800,000               0

> Netherlands
Fortis                                                   170,000         100,000

--------------------------------------------------------------------------------
      Asia

> Hong Kong
Li & Fung                                              2,000,000       1,000,000

> Japan
Sky Perfect Communications                                 1,300             450

> Singapore
Venture Manufacturing                                    700,000          60,000

--------------------------------------------------------------------------------
      Other Countries

> Australia
Computershare                                          1,200,000         642,000

> Canada
Celestica                                                120,000          12,000
Talisman Energy                                          170,000          70,000

> Israel
Comverse Technology                                       60,000               0


                                       37                                  |F40|

Liberty Acorn Foreign Forty
      > Statement of Investments (Unaudited) June 30, 2001

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                            Common Stocks: 92.3%
--------------------------------------------------------------------------------
Europe: 56.8%
             > Germany: 9.9%
   63,000    Rhoen Klinikum                                               $2,943
             Hospital Management
   50,000    Henkel                                                        2,909
             Chemicals, Detergents & Non-Food Consumer Brands
   73,000    Deutsche Boerse                                               2,573
             Trading, Clearing & Settlement Services for
             Financial Markets
--------------------------------------------------------------------------------
                                                                           8,425
             > France/Belgium: 5.2%
   45,000    RTL Group (Belgium)                                           2,746
             TV & Radio Broadcaster
   30,000    AGF                                                           1,674
             Life & Health Insurance
--------------------------------------------------------------------------------
                                                                           4,420
             > United Kingdom/Ireland: 22.1%
  288,000    Irish Life & Permanent (Ireland)                              3,376
             Life Insurance & Savings Products
  840,000    Rolls Royce                                                   2,786
             Turbines
  656,000    Dimension Data (b)                                            2,505
             Network Integration
  630,000    BG Group                                                      2,497
             Natural Gas Producer & Distributor
  350,000    Capita Group                                                  2,290
             Outsourcing Services
  400,000    Serco Group                                                   2,207
             Facilities Management
  360,000    Smith & Nephew                                                1,879
             Medical Equipment & Supplies
   70,200    Exel                                                            754
             Freight Forwarding Logistics
  220,000    Hays                                                            570
             Outsourcing Services
--------------------------------------------------------------------------------
                                                                          18,864
             > Switzerland: 9.1%
    4,700    Synthes Stratec                                               2,890
             Products for Orthopedic Surgery
    1,000    Pargesa Holdings                                              2,285
             Industrial & Media Conglomerate
      480    Julius Baer Holding                                           1,850
             Private Banking, Brokerage & Mutual Funds
      300    Cie Fin Richemont                                               769
             Luxury Goods, Tobacco & Pay TV
--------------------------------------------------------------------------------
                                                                           7,794
             > Italy: 4.7%
  200,000    Autogrill                                                     2,162
             Restaurants & Catering for Travelers
  190,000    Banca Fideuram                                                1,811
             Life Insurance & Mutual Funds
--------------------------------------------------------------------------------
                                                                           3,973
             > Netherlands: 5.8%
  100,000    Fortis                                                        2,439
             Financial Services Conglomerate
  121,034    TNT Post Group                                                2,534
             Postal Service & Parcel Delivery
--------------------------------------------------------------------------------
                                                                           4,973

                                                                        --------
             Europe: Total                                                48,449

--------------------------------------------------------------------------------
Asia: 19.4%
             > Hong Kong: 1.9%
1,000,000    Li & Fung                                                     1,641
             Sourcing of Consumer Goods
--------------------------------------------------------------------------------

             > Japan: 11.2%
   14,700    Nintendo                                                      2,676
             Video Game Software & Hardware
   24,300    Orix                                                          2,363
             Finance Leasing
   29,700    Oriental Land                                                 2,205
             Disney Theme Park Operator
   75,000    KAO                                                           1,864
             Consumer Products
      450    Sky Perfect Communications (b)                                  458
             Satellite TV Subscriptions
--------------------------------------------------------------------------------
                                                                           9,566
             > Tawain: 2.8%
  262,500    United Microelectronics (b)                                   2,336
             Semiconductor Foundry
--------------------------------------------------------------------------------

             > Singapore: 3.5%
4,800,000    Star Cruises (b)                                              2,592
             Cruise Line
   60,000    Venture Manufacturing                                           398
             Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                           2,990

                                                                        --------
             Asia: Total                                                  16,533

--------------------------------------------------------------------------------
Other Countries: 16.1%

             > Australia: 3.4%
  642,000    Computershare                                                 2,015
             Financial Software/Services
1,215,000    ERG                                                             893
             Smart Card Systems for Public Transportation
--------------------------------------------------------------------------------
                                                                           2,908
             > Canada: 9.4%
   70,000    Talisman Energy                                               2,670
             Oil & Gas Producer
   80,000    Precision Drilling (b)                                        2,502
             Oil & Gas Well Driller
  160,000    Investors Group                                               2,261
             Mutual Funds


|F40|                                 38

Principal Amount or
Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
             > Canada - continued
   12,000    Celestica (b)                                                  $618
             Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                           8,051
             > Israel: 3.3%
   52,000    Amdocs (b)                                                    2,800
             Telecommunications Billing & Customer Care Software

--------------------------------------------------------------------------------
             Other: Total                                                 13,759

                                                                         -------
Total Common Stocks (Cost: $85,193): 92.3%                                78,741

Short-Term Obligations: 7.6%

             Yield 3.78% - 3.80%
             Due 7/02 - 7/03/01
   $3,925    American General Finance                                      3,924
    2,567    Prudential Funding                                            2,567
--------------------------------------------------------------------------------
             (Amortized Cost: $6,491)                                      6,491

                                                                     Value (000)
--------------------------------------------------------------------------------

                                                                         -------
Total Investments (Cost: $91,684)(a): 99.9%                               85,232

Cash and Other Assets Less Liabilities: 0.1%                                  60

                                                                         -------
Total Net Assets - 100%                                                  $85,292
================================================================================

--------------------------------------------------------------------------------
> Notes to Statement of Investments

(a) At June 30, 2001, for federal income tax purposes cost of investments is $92,069 and net unrealized depreciation was $6,837, consisting of gross unrealized appreciation of $8,104 and gross unrealized depreciation of $14,941.

(b)   Non-income producing security.

(c) At June 30, 2001, $22,593 or 26.5% of the Fund's net assets was denominated in Euro currency.


                                       39                                  |F40|

Liberty Acorn Foreign Forty
      > Portfolio Diversification

At June 30, 2001, the Fund's portfolio of investments as a percent of net assets was diversified as follows:

Including Cash                                          Value (000)      Percent
--------------------------------------------------------------------------------

> Consumer Goods & Services
Nondurables                                                $5,542           6.5%
Intl Consumer Software                                      2,676           3.1
Cruise Lines                                                2,592           3.0
Other Consumer Services                                     2,534           3.0
Other Entertainment                                         2,205           2.6
Restaurants                                                 2,162           2.5
--------------------------------------------------------------------------------
                                                           17,711          20.7

> Energy & Minerals
Oil & Gas Producers                                         5,167           6.1
Oil Services                                                2,501           2.9
--------------------------------------------------------------------------------
                                                            7,668           9.0

> Finance
Insurance                                                   7,489           8.8
Money Management                                            5,922           6.9
Other Finance Companies                                     2,363           2.8
Closed End Funds                                            2,285           2.7
--------------------------------------------------------------------------------
                                                           18,059          21.2

> Healthcare
Medical Equipment                                           4,769           5.6
Hospital Management                                         2,943           3.4
--------------------------------------------------------------------------------
                                                            7,712           9.0

> Industrial Goods
Outsourcing Services                                        6,708           7.9
Machinery                                                   2,786           3.3
--------------------------------------------------------------------------------
                                                            9,494          11.2

> Computer Related Hardware
Semiconductors and Related
Equipment                                                   2,336           2.7
Contract Manufacturing                                      1,016           1.2
--------------------------------------------------------------------------------
                                                            3,352           3.9

> Software & Services
Transaction Processors                                      5,481           6.4
Business Software                                           2,800           3.3
Computer Services                                           2,506           2.9
--------------------------------------------------------------------------------
                                                           10,787          12.6

> Media
TV Broadcasting                                             2,746           3.3
Satellite Broadcasting and Services                           458           0.5
--------------------------------------------------------------------------------
                                                            3,204           3.8

> Other
Transportation                                                754           0.9
--------------------------------------------------------------------------------
                                                              754           0.9

                                                         ----------------------
Total Equities                                             78,741          92.3

Short Term Obligations                                      6,491           7.6

                                                         ----------------------
Total Investments                                          85,232          99.9

Cash and Other Assets less
        Liabilities:                                           60           0.1

                                                         ----------------------
Total Net Assets: 100%                                     85,292         100.0%
================================================================================


|F40|                                  40

Liberty Acorn Twenty
      > Major Portfolio Changes in the Second Quarter (Unaudited)

                                                             Number of Shares
                                                        ------------------------
                                                         03/31/01       06/30/01

Additions
--------------------------------------------------------------------------------
        Information

JD Edwards                                               236,000         450,000

--------------------------------------------------------------------------------
        Finance

Associated Banc-Corp                                      72,000         150,000

--------------------------------------------------------------------------------
        Industrial Goods/Service

Pall                                                           0         100,000

--------------------------------------------------------------------------------
        Energy/Minerals

Aquila                                                         0         150,000
XTO Energy                                                     0         225,000
(formerly known as Cross Timbers Oil)

Sales
--------------------------------------------------------------------------------
        Information
TDS                                                       48,000          20,000
--------------------------------------------------------------------------------
        Health Care

Bausch & Lomb                                             50,000               0

--------------------------------------------------------------------------------
        Energy/Minerals

Devon Energy                                              48,000               0
Dynegy                                                    65,000               0


                                       41                                   |20|

Liberty Acorn Twenty
      > Statement of Investments (Unaudited) June 30, 2001

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                            Common Stocks: 90.4%
--------------------------------------------------------------------------------
Information: 33.3%
             > Television Programming: 2.9%
  150,000    Liberty Media Group, AT&T (b)                                $2,624
             CATV Programming & Media Company Holdings
--------------------------------------------------------------------------------

             > Instrumentation: 3.9%
   90,000    Tektronix (b)                                                 2,443
             Analytical Instruments
   36,500    Waters Corp (b)                                               1,008
             Chromatography, Mass Spectrometry, Thermal Analysis
--------------------------------------------------------------------------------
                                                                           3,451
             > Mobile Communications: 3.4%
   20,000    TDS                                                           2,175
             Cellular & Telephone Services
   40,000    American Tower (b)                                              827
             Towers for Wireless Communications
--------------------------------------------------------------------------------
                                                                           3,002
             > Contract Manufacturing: 1.4%
   40,000    Jabil Circuit (b)                                             1,234
             Electronic Manufacturing Services
--------------------------------------------------------------------------------

             > Business Software: 7.1%
  450,000    JD Edwards (b)                                                6,367
             Mid Market ERP Software
--------------------------------------------------------------------------------

             > Transaction Processors: 6.9%
  195,000    Nova (b)                                                      6,133
             Credit Card Processor
--------------------------------------------------------------------------------

             > Business Information: 7.7%
   73,000    H & R Block                                                   4,712
             Tax Preparation
   83,000    Getty Images (b)                                              2,189
             Photographs for Publications & Electronic Media
--------------------------------------------------------------------------------
                                                                           6,901

                                                                       ---------
             Information : Total                                          29,712

--------------------------------------------------------------------------------
Health Care: 14.9%
             > Medical Equipment: 7.6%
  400,000    Boston Scientific (b)                                         6,800
             Stents & Catheters
--------------------------------------------------------------------------------

             > Hospital/Laboratory Supplies: 2.8%
   82,500    Techne (b)                                                    2,483
             Cytokines, Antibodies, Other Reagents for Life Sciences
--------------------------------------------------------------------------------

             > Services: 4.5%
  150,000    First Health (b)                                              4,033
             PPO Network

                                                                       ---------
             Health Care : Total                                          13,316

--------------------------------------------------------------------------------
Consumer Goods/Services: 16.1%
             > Leisure Vehicles: 3.9%
   74,000    Harley-Davidson                                               3,484
             Motorcycles & Related Merchandise
--------------------------------------------------------------------------------

             > Retail: 2.5%
  140,000    Callaway Golf                                                 2,212
             Premium Golf Clubs & Balls
--------------------------------------------------------------------------------

             > Furniture & Manufacturers: 9.7%
  105,000    Jones Apparel (b)                                             4,536
             Women's Apparel
  160,000    Herman Miller                                                 4,125
             Office Furniture
--------------------------------------------------------------------------------
                                                                           8,661

                                                                       ---------
             Consumer Goods/Services : Total                              14,357

--------------------------------------------------------------------------------
Finance: 12.6%
             > Banks: 9.4%
  150,000    Associated Banc-Corp                                          5,206
             Midwest Bank
   70,000    TCF Financial                                                 3,242
             Great Lakes Bank
--------------------------------------------------------------------------------
                                                                           8,448
             > Money Management: 3.2%
   60,000    SEI Investments                                               2,835
             Mutual Fund Administration & Investment Management

                                                                       ---------
             Finance : Total                                              11,283

--------------------------------------------------------------------------------
Industrial Goods/Services: 5.7%
             > Logistics: 3.1%
   45,000    Expeditors International of Washington                        2,767
             International Freight Forwarder
--------------------------------------------------------------------------------

             > Machinery: 2.6%
  100,000    Pall                                                          2,353
             Filtration & Fluids Clarification

                                                                       ---------
             Industrial Goods/Services: Total                              5,120

--------------------------------------------------------------------------------
Energy/Minerals: 7.8%
             > Distribution/Marketing/Refining: 4.2%
  150,000    Aquila (b)                                                    3,698
             Energy Trading
--------------------------------------------------------------------------------

             > Oil & Gas Producers: 3.6%
  225,000    XTO Energy (formerly known as
             Cross Timber Oil)                                             3,229
             Natural Gas Producer

                                                                       ---------
             Energy/Minerals: Total                                        6,927

Total Common Stocks (Cost: $68,660): 90.4%                                80,715


|20|                                     42

Principal Amount                                                     Value (000)
--------------------------------------------------------------------------------

Short-Term Obligations: 9.0%
             Yield 3.70% - 3.85%
             Due 7/02 - 7/05/01
   $3,288    Exxon                                                        $3,287
    2,356    American Express                                              2,354
    2,339    GE Capital                                                    2,339
--------------------------------------------------------------------------------
             (Amortized Cost: $7,980)                                      7,980

                                                                         -------
Total Investments (Cost: $76,640)(a): 99.4%                               88,695

                                                                     Value (000)
--------------------------------------------------------------------------------

Cash and Other Assets Less Liabilities: 0.6%                                $557

                                                                         -------
Total Net Assets: 100%                                                   $89,252
================================================================================

--------------------------------------------------------------------------------
> Notes to Statement of Investments

(a) At June 30, 2001, for federal income tax purposes cost of investments is the same and net unrealized appreciation was $12,055, consisting of gross unrealized appreciation of $16,908 and gross unrealized depreciation of $4,853.

(b)   Non-income producing security.


                                       43                                   |20|

Liberty Acorn Family of Funds
      > Statements of Assets and Liabilities (Unaudited)

                                                Liberty              Liberty           Liberty          Liberty          Liberty
                                                 Acorn                 Acorn            Acorn             Acorn           Acorn
June 30, 2001                                     Fund             International         USA          Foreign Forty       Twenty
------------------------------------------------------------------------------------------------------------------------------------
(in thousands)
Assets
Investments, at value (cost: Liberty
  Acorn Fund $2,986,785; Liberty Acorn
  International $1,744,962; Liberty
  Acorn USA $221,986; Liberty Acorn
  Foreign Forty $91,684; Liberty Acorn
  Twenty $76,640)                                  $4,633,214          $1,876,020          $276,948         $85,232         $88,695
Cash                                                       --                  --                 1               1              --
Foreign currency
  (cost: Liberty Acorn Fund $14,036;
  Liberty Acorn International $175,030;
  Liberty Acorn Foreign Forty $1,477)                  14,050             169,104                --           1,475              --
Net unrealized appreciation on
  forward foreign currency contracts                       --                 557                --              --              --
Receivable for:
  Investments sold                                     11,388               6,582                --              --              --
  Fund shares sold                                     12,949              18,519             6,447           1,674             746
  Dividends and interest                                1,887               2,789                 1             111              43
Expense reimbursement due
  for Class A, B and C from Advisor                        --                  --                --               1               6
Deferred Trustees' compensation plan                      568                 325                42              --              --
Other assets                                               27                  27                 4               1              10
------------------------------------------------------------------------------------------------------------------------------------
  Total Assets                                      4,674,083           2,073,923           283,443          88,495          89,500

Liabilities
Payable for:
  Investments purchased                                48,332               4,526             3,102           2,944              42
  Fund shares redeemed                                  1,206               3,638               285              91             117
  Management fees                                       2,470               1,645               200              70              59
  Administration fee                                      200                 112                17               6               3
  Deferred Trustees' Fees                                 568                 325                42              --              --
  Registration                                              9                  76                 9              20              --
  Professional                                            100                  53                22              15               5
  Custody fees                                             65                 396                 3              11              --
  Reports to shareholders                                 169                 264                 5              20               5
  Trustees' fee                                             2                  46                 9              --              --
  Transfer agent fee                                      252                 192                19              18              10
Other liabilities                                         260                 119                36               8               7
------------------------------------------------------------------------------------------------------------------------------------
  Total Liabilities                                    53,633              11,392             3,749           3,203             248
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                         $4,620,450          $2,062,531          $279,694         $85,292         $89,252
====================================================================================================================================

Composition of Net Assets
Paid in capital                                    $2,874,606          $1,968,322          $218,528        $109,797         $69,405
Undistributed net investment income
  (Accumulated net investment loss)                     3,434              10,053              (602)            (85)           (206)
Accumulated net realized gain (loss)                   95,995             (33,296)            6,806         (17,766)          7,998
Net unrealized appreciation (depreciation)
  of investments and other assets (net of
  unrealized PFIC gains of $8,026 for
  Liberty Acorn International and $385
  for Liberty Acorn Foreign Forty)                  1,646,415             117,452            54,962          (6,654)         12,055
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                         $4,620,450          $2,062,531          $279,694         $85,292         $89,252
====================================================================================================================================

Net assets value and redemption
  price per share - Class A (a)                        $18.41              $20.09            $18.72          $13.55          $14.61
                                              ($127,790/6,942)     ($24,126/1,201)      ($9,135/488)    ($5,635/416)    ($8,883/608)
Maximum offering price per share
  (5.75%) -- Class A (b)                               $19.53              $21.32            $19.86          $14.38          $15.50
                                                ($18.41/.9425)      ($20.09/.9425)    ($18.72/.9425)  ($13.55/.9425)  ($14.61/.9425)
Net asset value and offering price
  per share -- Class B (a)                             $18.34              $20.01            $18.65          $13.47          $14.55
                                              ($125,057/6,819)       ($15,233/761)      ($7,585/407)    ($2,308/171)    ($8,465/582)
Net asset value and offering price per
  share -- Class C (a)                                 $18.34              $20.00            $18.66          $13.48          $14.54
                                               ($58,863/3,210)       ($12,627/632)      ($3,676/197)    ($5,111/379)    ($2,812/193)
Net asset value, offering price and
  redemption price per share -- Class Z                $18.47              $20.15            $18.78          $13.55          $14.64
                                          ($4,308,740/233,302) ($2,010,545/99,787) ($259,298/13,804) ($72,238/5,329) ($69,092/4,721)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)   On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements

Liberty Acorn Family of Funds
      > Statements of Operations (Unaudited)
        For the Six Months Ended June 30, 2001

                                                                Liberty      Liberty       Liberty      Liberty      Liberty
                                                                 Acorn        Acorn         Acorn        Acorn        Acorn
(in thousands)                                                    Fund     International     USA     Foreign Forty    Twenty
-----------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividend income                                               $17,321       $18,202         $586         $676        $235
   Interest income                                                 8,540         7,012          251          195         149
-----------------------------------------------------------------------------------------------------------------------------
                                                                  25,861        25,214          837          871         384
   Foreign taxes withheld                                           (270)       (2,038)          --          (79)         --
-----------------------------------------------------------------------------------------------------------------------------
      Total Investment Income                                     25,591        23,176          837          792         384
Expenses:
   Management fees                                                14,007         9,139        1,086          582         354
   Administration fee                                              1,026           568           57           31          20
   12b-1 Service & Distribution fees                                 551           134           22           44          52
   Custody fees                                                      517         1,738           20           96           1
   Transfer agent fee                                                784           656           74           56          77
   Trustees' fee                                                     146           114           13            2           2
   Reports to shareholders                                           242           204           35           17          35
   Other expenses                                                    309           250           91           63          49
-----------------------------------------------------------------------------------------------------------------------------
      Total expenses                                              17,582        12,803        1,398          891         590
   Less custody fees paid indirectly                                 (16)          (12)          (1)          (2)         --
   Less reimbursement of expenses by advisor                          --            --           --           (1)         (6)
-----------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                   17,566        12,791        1,397          888         584
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                       8,025        10,385         (560)         (96)       (200)
Net Realized and Unrealized Gain (Loss)
   on Portfolio Positions:
Net realized gain (loss) on:
   Investments                                                    99,665       (29,039)      10,064      (17,319)      8,000
   Closed forward foreign currency contracts                          --         6,932           --           --          --
   Closed futures contracts                                        1,131            --           --           --          --
   Foreign currency transactions                                     (58)       (8,089)          --          (74)         --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                         100,738       (30,196)      10,064      (17,393)      8,000
=============================================================================================================================
Net change in net unrealized appreciation/ depreciation of:
   Investments                                                   267,640      (309,999)      44,712      (14,332)     (4,881)
   Forward foreign currency contracts                                 --          (481)          --           --          --
   Foreign currency transactions                                     (25)       (4,859)          --           59          --
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
   appreciation/depreciation                                     267,615      (315,339)      44,712      (14,273)     (4,881)
=============================================================================================================================
Net realized and unrealized gain (loss)                          368,353      (345,535)      54,776      (31,666)      3,119
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets resulting
   from Operations                                              $376,378     $(335,150)     $54,216     $(31,762)     $2,919
=============================================================================================================================

See accompanying notes to financial statements

Liberty Acorn Family of Funds
      > Statements of Changes in Net Assets

                                                                      Liberty                            Liberty Acorn
                                                                     Acorn Fund                          International
                                                          (Unaudited)                         (Unaudited)
                                                          Six months         Year ended       Six months         Year ended
Increase/Decrease                                         ended June 30,     December 31,     ended June 30,     December 31,
---------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                    2001              2000(a)           2001              2000(a)
Operations:
Net investment income (loss)                                    $8,025           $21,303           $10,385              $516
  Net realized gain (loss) on sales of investments,
  forward foreign currency contracts, futures
contracts and foreign currency transactions                    100,738           509,888           (30,196)          496,680
  Change in net unrealized appreciation/depreciation
  of investments, forward foreign currency contracts
  and foreign currency transactions                            267,615          (159,291)         (315,339)       (1,142,570)
---------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from operations                                        376,378           371,900          (335,150)         (645,374)
Distribution to Shareholders From:
  Net investment income - Class A                                   --               (13)               --                --
  Net realized gain - Class A                                   (1,789)             (386)             (398)             (293)
  Net investment income - Class B                                   --               (16)               --                --
  Net realized gain - Class B                                   (1,621)             (470)             (273)             (212)
  Net investment income - Class C                                   --                (7)               --                --
  Net realized gain - Class C                                     (770)             (207)             (230)             (135)
  Net investment income - Class Z                               (4,591)          (23,731)               --           (57,949)
  Net realized gain - Class Z                                  (64,271)         (604,477)          (38,229)         (377,896)
  In excess of net investment income - Class Z                      --                --                --                --
---------------------------------------------------------------------------------------------------------------------------------
      Total distribution to shareholders                       (73,042)         (629,307)          (39,130)         (436,485)
Share Transactions:
  Subscriptions - Class A                                      117,108            18,736            85,627            22,009
  Reinvestment of dividends and capital gain
   distributions - Class A                                       1,654               386               333               281
  Redemptions - Class A                                        (17,483)           (1,351)          (69,207)          (11,648)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase - Class A                                       101,279            17,771            16,753            10,642

  Subscriptions - Class B                                      105,260            15,388            12,784             5,846
  Reinvestment of dividends and capital gain
   distributions - Class B                                       1,473               424               231               193
  Redemptions - Class B                                         (3,558)             (224)           (1,296)              (53)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase - Class B                                       103,175            15,588            11,719             5,986

  Subscriptions - Class C                                       54,339             8,646            25,759             6,240
  Reinvestment of dividends and capital gain
   distributions - Class C                                         727               186               199               105
  Redemptions - Class C                                         (7,727)             (588)          (15,715)           (2,205)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase - Class C                                        47,339             8,244            10,243             4,140

  Subscriptions - Class Z                                      308,538           679,209           478,178         1,638,922
  Reinvestment of dividends and capital gain
   distributions - Class Z                                      62,420           570,322            35,672           402,800
  Redemptions - Class Z                                       (331,765)         (928,438)         (594,866)       (1,369,722)
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class Z                             39,193           321,093           (81,016)          672,000
---------------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in net assets from
        Share transactions                                     290,986           362,696           (42,301)          692,768
Net Increase (Decrease) in Net Assets                          594,322           105,289          (416,581)         (389,091)
Net Assets:
Beginning of period                                          4,026,128         3,920,839         2,479,112         2,868,203
---------------------------------------------------------------------------------------------------------------------------------
End of period                                               $4,620,450        $4,026,128        $2,062,531        $2,479,112
=================================================================================================================================
Undistributed Net Investment Income (Accumulated
  Net Investment Loss or Overdistributed Net
  Investment Income)                                            $3,434                --           $10,053             $(332)
=================================================================================================================================

                                                                        Liberty                    Liberty Acorn
                                                                       Acorn USA                   Foreign Forty
                                                            (Unaudited)                    (Unaudited)
                                                            Six months       Year ended    Six months       Year ended
Increase/Decrease                                           ended June 30,   December 31,  ended June 30,   December 31,
--------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                    2001             2000(a)        2001            2000(a)
Operations:
Net investment income (loss)                                     $(560)          $(968)           $(96)          $(595)
  Net realized gain (loss) on sales of investments,
  forward foreign currency contracts, futures
contracts and foreign currency transactions                     10,064          (2,868)        (17,393)          5,790
  Change in net unrealized appreciation/depreciation
  of investments, forward foreign currency contracts
  and foreign currency transactions                             44,712         (37,432)        (14,273)        (30,276)
--------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from operations                                         54,216         (41,268)        (31,762)        (25,081)
Distribution to Shareholders From:
  Net investment income - Class A                                   --              --              (3)             --
  Net realized gain - Class A                                       --              --             (23)             --
  Net investment income - Class B                                   --              --              (2)             --
  Net realized gain - Class B                                       --              --             (13)             --
  Net investment income - Class C                                   --              --              (4)             --
  Net realized gain - Class C                                       --              --             (31)             --
  Net investment income - Class Z                                   --            (150)            (56)           (221)
  Net realized gain - Class Z                                       --          (7,066)           (451)           (765)
  In excess of net investment income - Class Z                      --              --              --             (43)
--------------------------------------------------------------------------------------------------------------------------
      Total distribution to shareholders                            --          (7,216)           (583)         (1,029)
Share Transactions:
  Subscriptions - Class A                                       10,068             824          19,254           3,394
  Reinvestment of dividends and capital gain
   distributions - Class A                                          --              --              23              --
  Redemptions - Class A                                         (2,429)            (81)        (15,638)           (142)
--------------------------------------------------------------------------------------------------------------------------
  Net Increase - Class A                                         7,639             743           3,639           3,252

  Subscriptions - Class B                                        6,521           1,145           1,390           1,583
  Reinvestment of dividends and capital gain
   distributions - Class B                                          --              --              13              --
  Redemptions - Class B                                           (183)           (474)           (166)            (24)
--------------------------------------------------------------------------------------------------------------------------
  Net Increase - Class B                                         6,338             671           1,237           1,559

  Subscriptions - Class C                                        3,190             670           3,587           3,545
  Reinvestment of dividends and capital gain
   distributions - Class C                                          --              --              11              --
  Redemptions - Class C                                            (95)           (352)           (732)           (201)
--------------------------------------------------------------------------------------------------------------------------
  Net Increase - Class C                                         3,095             318           2,866           3,344

  Subscriptions - Class Z                                       49,733          92,331         114,865         258,241
  Reinvestment of dividends and capital gain
   distributions - Class Z                                          --           7,066             450             971
  Redemptions - Class Z                                        (65,575)       (199,825)       (143,066)       (210,962)
--------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class Z                            (15,842)       (100,428)        (27,751)         48,250
--------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in net assets from
        Share transactions                                       1,230         (98,696)        (20,009)         56,405
Net Increase (Decrease) in Net Assets                           55,446        (147,180)        (52,354)         30,295
Net Assets:
Beginning of period                                            224,248         371,428         137,646         107,351
--------------------------------------------------------------------------------------------------------------------------
End of period                                                 $279,694        $224,248         $85,292        $137,646
==========================================================================================================================
Undistributed Net Investment Income (Accumulated
  Net Investment Loss or Overdistributed Net
  Investment Income)                                             $(602)           $(42)           $(85)            $76
==========================================================================================================================

                                                                        Liberty
                                                                      Acorn Twenty
                                                              (Unaudited)
                                                              Six months      Year ended
Increase/Decrease                                             ended June 30,  December 31,
--------------------------------------------------------------------------------------------
(in thousands)                                                      2001           2000(a)
Operations:
Net investment income (loss)                                       $(200)         $(344)
  Net realized gain (loss) on sales of investments,
  forward foreign currency contracts, futures
contracts and foreign currency transactions                        8,000          1,280
  Change in net unrealized appreciation/depreciation
  of investments, forward foreign currency contracts
  and foreign currency transactions                               (4,881)         5,498
--------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from operations                                            2,919          6,434
Distribution to Shareholders From:
  Net investment income - Class A                                     --             --
  Net realized gain - Class A                                         --            (11)
  Net investment income - Class B                                     --             --
  Net realized gain - Class B                                         --            (18)
  Net investment income - Class C                                     --             --
  Net realized gain - Class C                                         --             (6)
  Net investment income - Class Z                                     --             --
  Net realized gain - Class Z                                         --         (4,826)
  In excess of net investment income - Class Z                        --             --
--------------------------------------------------------------------------------------------
      Total distribution to shareholders                              --         (4,861)
Share Transactions:
  Subscriptions - Class A                                          6,258          3,774
  Reinvestment of dividends and capital gain
   distributions - Class A                                            --              9
  Redemptions - Class A                                             (928)          (585)
--------------------------------------------------------------------------------------------
  Net Increase - Class A                                           5,330          3,198

  Subscriptions - Class B                                          4,949          4,172
  Reinvestment of dividends and capital gain
   distributions - Class B                                            --             19
  Redemptions - Class B                                           (1,020)           (16)
--------------------------------------------------------------------------------------------
  Net Increase - Class B                                           3,929          4,175

  Subscriptions - Class C                                          1,637          1,053
  Reinvestment of dividends and capital gain
   distributions - Class C                                            --              5
  Redemptions - Class C                                              (18)            (3)
--------------------------------------------------------------------------------------------
  Net Increase - Class C                                           1,619          1,055

  Subscriptions - Class Z                                          7,003         16,851
  Reinvestment of dividends and capital gain
   distributions - Class Z                                            --          4,613
  Redemptions - Class Z                                           (6,684)       (24,799)
--------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class Z                                  319         (3,335)
--------------------------------------------------------------------------------------------
      Net Increase (Decrease) in net assets from
        Share transactions                                        11,197          5,093
Net Increase (Decrease) in Net Assets                             14,116          6,666
Net Assets:
Beginning of period                                               75,136         68,470
--------------------------------------------------------------------------------------------
End of period                                                    $89,252        $75,136
============================================================================================
Undistributed Net Investment Income (Accumulated
  Net Investment Loss or Overdistributed Net
  Investment Income)                                               $(206)           $(6)
============================================================================================

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000.

See accompanying notes to financial statements


                                     46 & 47

Liberty Acorn Family of Funds
      > Statements of Changes in Net Assets continued

                                                                    Liberty                      Liberty Acorn
                                                                  Acorn Fund                     International
                                                        (Unaudited)                      (Unaudited)
                                                        Six months        Year ended     Six months      Year ended
(in thousands)                                          ended June 30,    December 31,   ended June 30,  December 31,
----------------------------------------------------------------------------------------------------------------------
                                                                 2001          2000(a)       2001          2000(a)
Changes in Shares of Beneficial Interest:
  Subscriptions - Class A                                       6,798         1,120         3,855           903
  Shares issued in reinvestment of distributions -
   Class A                                                         91            24            16            11
  Less shares redeemed - Class A                               (1,009)          (82)       (3,103)         (481)
----------------------------------------------------------------------------------------------------------------------
  Net Increase - Class A                                        5,880         1,062           768           433

  Subscriptions - Class B                                       6,018           916           570           232
  Shares issued in reinvestment of distributions -
   Class B                                                         81            27            11             8
  Less shares redeemed - Class B                                 (209)          (14)          (58)           (2)
----------------------------------------------------------------------------------------------------------------------
  Net Increase - Class B                                        5,890           929           523           238

  Subscriptions - Class C                                       3,118           519         1,151           249
  Shares issued in reinvestment of distributions -
   Class C                                                         40            13            10             5
  Less shares redeemed - Class C                                 (444)          (36)         (696)          (87)
----------------------------------------------------------------------------------------------------------------------
  Net Increase - Class C                                        2,714           496           465           167

  Subscriptions - Class Z                                      17,679        37,462        21,755        49,035
  Shares issued in reinvestment of distributions -
   Class Z                                                      3,405        34,165         1,705        15,422
  Less shares redeemed - Class Z                              (19,205)      (51,822)      (26,785)      (42,523)
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) - Class Z                               1,879        19,805        (3,325)       21,934
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest       16,363        22,292        (1,569)       22,772
----------------------------------------------------------------------------------------------------------------------

                                                                    Liberty                    Liberty Acorn
                                                                   Acorn USA                   Foreign Forty
                                                          (Unaudited)                    (Unaudited)
                                                          Six months      Year ended     Six months       Year ended
(in thousands)                                            ended June 30,  December 31,   ended June 30,   December 31,
------------------------------------------------------------------------------------------------------------------------
                                                              2001            2000(a)          2001           2000(a)
Changes in Shares of Beneficial Interest:
  Subscriptions - Class A                                      586              59            1,307            193
  Shares issued in reinvestment of distributions -
   Class A                                                      --              --                2             --
  Less shares redeemed - Class A                              (152)             (5)          (1,078)            (8)
------------------------------------------------------------------------------------------------------------------------
  Net Increase - Class A                                       434              54              231            185

  Subscriptions - Class B                                      372              81               91             92
  Shares issued in reinvestment of distributions -
   Class B                                                      --              --               --             --
  Less shares redeemed - Class B                               (11)            (35)             (11)            (1)
------------------------------------------------------------------------------------------------------------------------
  Net Increase - Class B                                       361              46               80             91

  Subscriptions - Class C                                      179              48              231            210
  Shares issued in reinvestment of distributions -
   Class C                                                      --              --                1             --
  Less shares redeemed - Class C                                (5)            (25)             (51)           (12)
------------------------------------------------------------------------------------------------------------------------
  Net Increase - Class C                                       174              23              181            198

  Subscriptions - Class Z                                    2,900           6,133            7,430         12,956
  Shares issued in reinvestment of distributions -
   Class Z                                                      --             509               32             48
  Less shares redeemed - Class Z                            (4,026)        (13,882)          (9,685)       (10,839)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) - Class Z                           (1,126)         (7,240)          (2,223)         2,165
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest      (157)         (7,117)          (1,731)         2,639
------------------------------------------------------------------------------------------------------------------------

                                                                    Liberty
                                                                  Acorn Twenty
                                                           (Unaudited)
                                                           Six months        Year ended
(in thousands)                                             ended June 30,    December 31,
-----------------------------------------------------------------------------------------
                                                              2001              2000(a)
Changes in Shares of Beneficial Interest:
  Subscriptions - Class A                                      444               272
  Shares issued in reinvestment of distributions -
   Class A                                                      --                 1
  Less shares redeemed - Class A                               (67)              (42)
-----------------------------------------------------------------------------------------
  Net Increase - Class A                                       377               231

  Subscriptions - Class B                                      354               301
  Shares issued in reinvestment of distributions -
   Class B                                                      --                 1
  Less shares redeemed - Class B                               (73)               (1)
-----------------------------------------------------------------------------------------
  Net Increase - Class B                                       281               301

  Subscriptions - Class C                                      118                76
  Shares issued in reinvestment of distributions -
   Class C                                                      --                 1
  Less shares redeemed - Class C                                (1)               (1)
-----------------------------------------------------------------------------------------
  Net Increase - Class C                                       117                76

  Subscriptions - Class Z                                      503             1,239
  Shares issued in reinvestment of distributions -
   Class Z                                                      --               346
  Less shares redeemed - Class Z                              (492)           (1,871)
-----------------------------------------------------------------------------------------
Net Increase (Decrease) - Class Z                               11              (286)
-----------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest       786               322
-----------------------------------------------------------------------------------------

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000.

See accompanying notes to financial statements


                                     48 & 49

Liberty Acorn Family of Funds
      > Financial Highlights

Liberty Acorn Fund                                                               Class A                Class B            Class C
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period:       For the six months ended June 30, 2001 (Unaudited)
Net Asset Value, Beginning of Period                                              $17.19                 $17.17             $17.17
====================================================================================================================================
Income from Investment Operations
   Net investment loss (a)                                                         (0.00)(f)              (0.06)             (0.06)
   Net realized and unrealized gain                                                 1.50                   1.51               1.51
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                 1.50                   1.45               1.45
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
   From net realized gains                                                         (0.28)                 (0.28)             (0.28)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions declared to shareholders                                    (0.28)                 (0.28)             (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                    $18.41                 $18.34             $18.34
====================================================================================================================================
Total Return (b) (c)                                                                8.74%                  8.46%              8.46%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
   Net Expenses (d) (e)                                                             1.28%                  1.93%              1.93%
   Net investment loss (d) (e)                                                     (0.04%)                (0.69%)            (0.69%)
   Portfolio Turnover (d)                                                             26%                    26%                26%
   Net assets at end of period (000's)                                          $127,790               $125,057            $58,863

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)   Not annualized.

(d)   Annualized.

(e)   The benefits derived from custody fees paid indirectly had no impact.

(f)   Rounds to less than ($0.01) per share.

Liberty Acorn International                                                        Class A             Class B              Class C
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period:       For the six months ended June 30, 2001 (Unaudited)
Net Asset Value, Beginning of Period                                                $23.84              $23.81              $23.81
====================================================================================================================================
Income from Investment Operations
   Net investment income (loss) (a)                                                   0.05               (0.02)              (0.02)
   Net realized and unrealized loss                                                  (3.41)              (3.39)              (3.40)
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                  (3.36)              (3.41)              (3.42)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
   From net realized gains                                                           (0.39)              (0.39)              (0.39)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions declared to shareholders                                      (0.39)              (0.39)              (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                      $20.09              $20.01              $20.00
====================================================================================================================================
Total Return (b) (c)                                                                (14.16%)            (14.38%)            (14.43%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
   Net Expenses (d) (e)                                                               1.58%               2.23%               2.23%
   Net investment income (loss) (d) (e)                                               0.46%              (0.19%)             (0.19%)
   Portfolio Turnover (d)                                                               48%                 48%                 48%
   Net assets at end of period (000's)                                             $24,126             $15,233             $12,627

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)   Not annualized.

(d)   Annualized.

(e)   The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements

Liberty Acorn USA                                                                Class A               Class B              Class C
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period:       For the six months ended June 30, 2001(Unaudited)
Net Asset Value, Beginning of Period                                              $14.88                $14.87              $14.87
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
   Net investment loss (a)                                                         (0.08)                (0.13)              (0.13)
   Net realized and unrealized gain                                                 3.92                  3.91                3.92
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                 3.84                  3.78                3.79
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                    $18.72                $18.65              $18.66
====================================================================================================================================
Total Return (b)(c)                                                                25.81%                25.42%              25.49%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
   Net Expenses (d) (e)                                                             1.62%                 2.27%               2.27%
   Net investment loss (d) (e)                                                     (0.89%)               (1.54%)             (1.54%)
   Portfolio Turnover (d)                                                             19%                   19%                 19%
   Net assets at end of period (000's)                                            $9,135                $7,585              $3,676

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)   Not annualized.

(d)   Annualized.

(e)   The benefits derived from custody fees paid indirectly had no impact.

Liberty Acorn Foreign Forty                                                      Class A              Class B               Class C
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period:       For the six months ended June 30, 2001 (Unaudited)
Net Asset Value, Beginning of Period                                              $17.15               $17.13               $17.14
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
   Net investment loss (a)                                                         (0.04)               (0.09)               (0.09)
   Net realized and unrealized loss                                                (3.47)               (3.48)               (3.48)
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                (3.51)               (3.57)               (3.57)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
   From net investment income                                                      (0.01)               (0.01)               (0.01)
   From net realized gains                                                         (0.08)               (0.08)               (0.08)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions declared to shareholders                                    (0.09)               (0.09)               (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                    $13.55               $13.47               $13.48
====================================================================================================================================
Total Return (b) (c)                                                              (20.49%)             (20.86%)             (20.85%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
   Net Expenses (d) (e)                                                             1.80%                2.45%                2.45%
   Net investment loss (d) (e)                                                     (0.51%)              (1.16%)              (1.16%)
   Reimbursement (d)                                                                0.02%                0.02%                0.02%
   Portfolio Turnover (d)                                                            101%                 101%                 101%
   Net assets at end of period (000's)                                            $5,635               $2,308               $5,111

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge. Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(c)   Not annualized.

(d)   Annualized.

(e)   The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements

Liberty Acorn Family of Funds
      > Financial Highlights continued

Liberty Acorn Twenty                                                              Class A             Class B              Class C
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period:       For the six months ended June 30, 2001 (Unaudited)
Net Asset Value, Beginning of Period                                               $14.12              $14.10               $14.10
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
   Net investment loss (a)                                                          (0.05)              (0.09)               (0.09)
   Net realized and unrealized gain                                                  0.54                0.54                 0.53
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                  0.49                0.45                 0.44
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                     $14.61              $14.55               $14.54
====================================================================================================================================
Total Return (b) (c)                                                                 3.47%               3.19%                3.12%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
   Net Expenses (d) (e)                                                              1.70%               2.35%                2.35%
   Net investment loss (d) (e)                                                      (0.73%)             (1.38%)              (1.38%)
   Reimbursement (d)                                                                 0.09%               0.09%                0.09%
   Portfolio Turnover (d)                                                              84%                 84%                  84%
   Net assets at end of period (000's)                                             $8,883              $8,465               $2,812

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge. Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(c)   Not annualized.

(d)   Annualized.

(e)   The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements

Liberty Acorn Fund                                                      Class A           Class B          Class C
--------------------------------------------------------------------------------------------------------------------
For a share of each class outstanding throughout each period:           For the period ended December 31, 2000 (a)
Net Asset Value, Beginning of Period                                     $17.88            $17.88            $17.88
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
   Net investment income (loss) (b)                                         .01              (.01)             (.01)
   Net realized and unrealized gain                                        1.22              1.22              1.22
--------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                        1.23              1.21              1.21
--------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
   From net investment income                                              (.06)             (.06)             (.06)
   From net realized gains                                                (1.86)            (1.86)            (1.86)
--------------------------------------------------------------------------------------------------------------------
   Total distributions declared to shareholders                           (1.92)            (1.92)            (1.92)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $17.19            $17.17            $17.17
====================================================================================================================
Total Return  (c) (d)                                                      7.40%             7.27%             7.27%
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
   Net Expenses (e) (f)                                                    1.03%             1.68%             1.68%
   Net investment income (loss) (e) (f)                                     .39%             (.26%)            (.26%)
   Portfolio Turnover (d)                                                    29%               29%               29%
   Net assets at end of period (000's)                                  $18,252           $15,951            $8,510

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e)   The benefits derived from custody credits had no impact.

(f)   Annualized.

Liberty Acorn International                                             Class A           Class B          Class C
--------------------------------------------------------------------------------------------------------------------
For a share of each class outstanding throughout each period:            For the period ended December 31, 2000 (a)
Net Asset Value, Beginning of Period                                     $28.67            $28.67           $28.67
====================================================================================================================
Income from Investment Operations
   Net investment income (loss) (b)                                         .02              (.01)            (.01)
   Net realized and unrealized loss                                       (1.26)            (1.26)           (1.26)
--------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                       (1.24)            (1.27)           (1.27)
--------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
   From net realized gains                                                (3.59)            (3.59)           (3.59)
--------------------------------------------------------------------------------------------------------------------
   Total distributions declared to shareholders                           (3.59)            (3.59)           (3.59)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $23.84            $23.81           $23.81
====================================================================================================================
Total Return (c) (d)                                                      (4.85%)           (4.97%)          (4.97%)
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
   Net Expenses (e) (f)                                                    1.59%             2.24%            2.24%
   Net investment income (loss) (e) (f)                                     .40%             (.25%)           (.25%)
   Portfolio Turnover (d)                                                    63%               63%              63%
   Net assets at end of period (000's)                                  $10,323            $5,675           $3,965

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e)   The benefits derived from custody credits had no impact.

(f)   Annualized.

Liberty Acorn Family of Funds
      > Financial Highlights continued

Liberty Acorn USA                                                       Class A         Class B        Class C
-----------------------------------------------------------------------------------------------------------------
For a share of each class outstanding throughout each period:         For the period ended December 31, 2000 (a)

Net Asset Value, Beginning of Period                                     $13.83         $13.83         $13.83
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations
   Net investment loss (b)                                                 (.01)          (.03)          (.03)
   Net realized and unrealized gain (g)                                    1.06           1.07           1.07
-----------------------------------------------------------------------------------------------------------------
   Total from investment operations                                        1.05           1.04           1.04
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $14.88         $14.87         $14.87
=================================================================================================================
Total Return (c) (d)                                                       7.59%          7.52%          7.52%
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
   Net Expenses (e) (f)                                                    1.17%          1.82%          1.82%
   Net investment loss (e) (f)                                             (.49%)        (1.14%)        (1.14%)
   Portfolio Turnover (d)                                                    45%            45%            45%
   Net assets at end of period (000's)                                     $798           $685           $347

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e)   The benefits derived from custody credits had no impact.

(f)   Annualized.

(g) The amount shown may not correspond with the change in aggregate realized and unrealized gains and loses of portfolio securities due to the timing of sales and redemptions of fund shares.

Liberty Acorn Foreign Forty                                               Class A          Class B         Class C
---------------------------------------------------------------------------------------------------------------------
For a share of each class outstanding throughout each period:             For the period ended December 31, 2000 (a)

Net Asset Value, Beginning of Period                                       $17.71           $17.71           $17.71
---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
   Net investment loss (b)                                                   (.03)            (.05)            (.05)
   Net realized and unrealized loss                                          (.53)            (.53)            (.52)
---------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                          (.56)            (.58)            (.57)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $17.15           $17.13           $17.14
=====================================================================================================================
Total Return (c) (d)                                                        (3.16%)          (3.27%)          (3.22%)
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
   Net Expenses (e) (f)                                                      1.29%            1.94%            1.94%
   Net investment loss (e) (f)                                               (.79%)          (1.44%)          (1.44%)
   Portfolio Turnover (d)                                                      79%              79%              79%
   Net assets at end of period (000's)                                     $3,172           $1,551           $3,399

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e)   The benefits derived from custody credits had no impact.

(f)   Annualized.

Liberty Acorn Twenty                                               Class A          Class B         Class C
--------------------------------------------------------------------------------------------------------------
For a share of each class outstanding throughout each period:      For the period ended December 31, 2000 (a)

Net Asset Value, Beginning of Period                                $13.47           $13.47           $13.47
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations
   Net investment income (loss) (b)                                    .01             (.01)            (.01)
   Net realized and unrealized gain                                    .84              .84              .84
--------------------------------------------------------------------------------------------------------------
   Total from investment operations                                    .85              .83              .83
Less Distributions Declared to Shareholders
   From net investment income                                         (.01)            (.01)            (.01)
   From net realized gains                                            (.19)            (.19)            (.19)
--------------------------------------------------------------------------------------------------------------
   Total distributions declared to shareholders                       (.20)            (.20)            (.20)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $14.12           $14.10           $14.10
==============================================================================================================
Total Return (c) (d)                                                  6.32%            6.17%            6.17%
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
   Net Expenses (e) (f)                                                .76%            1.41%            1.41%
   Net investment income (loss) (e) (f)                                .23%            (.42%)           (.42%)
   Portfolio Turnover (d)                                              116%             116%             116%
   Net assets at end of period (000's)                              $3,267           $4,249           $1,070

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e)   The benefits derived from custody credits had no impact.

(f)   Annualized.

Liberty Acorn Family of Funds
      > Notes to Financial Statements (Unaudited)

1. Nature of Operations

Liberty Acorn Fund (formerly Acorn Fund), Liberty Acorn International (formerly Acorn International), Liberty Acorn USA (formerly Acorn USA), Liberty Acorn Foreign Forty (formerly Acorn Foreign Forty) and Liberty Acorn Twenty (formerly Acorn Twenty) (the "Funds") are series of Liberty Acorn Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. Effective October 16, 2000, the Funds began offering Class A, Class B and Class C shares. The Funds offer four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. The financial highlights for Class Z shares are presented in a separate semiannual report.

      Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2. Significant Accounting Policies
      > Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

      > Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

      > Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

      > Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

      > Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

      None of the Funds had futures contracts open at June 30, 2001. Liberty Acorn International entered into forward contracts to sell foreign currency as described below:

Liberty Acorn International

   Foreign                          Settlement      U.S. Dollar       Unrealized
Amount (000)         Currency          Date        Proceeds (000)     Gain (000)
--------------------------------------------------------------------------------
 6,960,000         Japanese Yen      9/21/01           $56,863           $557
                                                                     ===========

      Liberty Acorn USA, Liberty Acorn Foreign Forty and Liberty Acorn Twenty did not enter into any futures or forward foreign currency contracts during the six months ended June 30, 2001.

      > Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 service and distribution fees, and Class A, Class B, Class C and Class Z shares Transfer Agent fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

      > Federal income taxes, dividends and distributions to shareholders

The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

      Dividends and distributions payable to each Fund's shareholders are recorded by the respective Fund on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investment securities sold at a loss, certain foreign currency and foreign security transactions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Funds.

      The Liberty Acorn International and Liberty Acorn Foreign Forty have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFIC's") for federal income tax purposes. Gains and losses relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows (in thousands):

Liberty Acorn International
--------------------------------------------------------------------------------
Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 1999                                                    $65,710
Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2000                                                (18,277)
Unrealized appreciation recognized in
prior years on PFIC's sold during 2000                                  (39,407)
                                                                        -------
Cumulative unrealized appreciation on
PFIC's recognized at December 31, 2000                                   $8,026
                                                                        -------

Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 1999                                                       $305
Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2000                                                    198
Unrealized appreciation recognized in
prior years on PFIC's sold during 2000                                     (118)
                                                                        -------
Cumulative unrealized appreciation on
PFIC's recognized at December 31, 2000                                     $385
                                                                        -------

      Dividends payable to shareholders are recorded by the Funds on the ex-dividend date.

3. Transactions with Affiliates

The Funds' investment advisor, Liberty Wanger Asset Management, L.P. ("WAM") furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

      Under the Funds' investment management agreement, fees are accrued daily and paid monthly to WAM at the annual rates shown in the table below for each fund.

Liberty Acorn Fund
--------------------------------------------------------------------------------
Net asset value:

For the first $700 million                                                  .75%
Next $1.300 billion                                                         .70%
Net assets in excess of $2 billion                                          .65%

Liberty Acorn International
--------------------------------------------------------------------------------
Net asset value:
For the first $100 million                                                 1.20%
Next $400 million                                                           .95%
Net assets in excess of $500 million                                        .75%

Liberty Acorn USA
--------------------------------------------------------------------------------
Net asset value:
For the first $200 million                                                  .95%
Net assets in excess of $200 million                                        .90%

Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
On average daily net assets:                                                .95%

Liberty Acorn Twenty
--------------------------------------------------------------------------------
On average daily net assets:                                                .90%

      >Expense Limit

      The Advisor has voluntarily agreed to reimburse Liberty Acorn Foreign Forty and Liberty Acorn Twenty to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, tax and extraordinary expenses, if any) exceed 1.45% and 1.35% annually of the Fund's average net assets, respectively.

      WAM has also contracted to provide administrative services to each Fund at an annual rate of .05% of average daily net assets.

      Liberty Funds Distributor, Inc. (the Distributor), an affiliate of the Advisor, is each Fund's principal underwriter. For the six months ended June 30, 2001, Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Foreign Forty and Liberty Acorn Twenty have been advised that the Distributor retained $96,035 underwriting discounts on the sale of Class A shares and received contingent deferred sales charges of $64,008, $18,881, $1,906, $523 and $14,232, respectively, on Class A, Class B and Class C share redemptions.

      Each Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.75%, 0.75%, annually, of the average net assets attributable to Class A, Class B and Class C net assets, respectively.

      The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

      Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services to the Fund and receives reimbursement for certain out of pocket expenses. Transfer agent fees are comprised of 0.07% annually of the average net assets attributable to Class A, Class B and Class C shares plus charges based on the number of shareholder accounts and transactions.

      Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. Trustees' fees and expenses for the six months ended June 30, 2001 are as follows:

                                                      Six months            Year
                                                           ended           ended
                                                        June 30,    December 31,
--------------------------------------------------------------------------------
(in thousands)                                              2001            2000
Liberty Acorn Fund                                          $146            $335
Liberty Acorn International                                  114             252
Liberty Acorn USA                                             13              30
Liberty Acorn Foreign Forty                                    2              12
Liberty Acorn Twenty                                           2               7
                                                            --------------------
                                                            $277            $636
                                                            ====================

      The Trust's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Trust's assets.

      WAM advanced Liberty Acorn USA $107,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period September 1996 though August 2001.

      During the six months ended June 30, 2001, the Funds engaged in purchases and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

Funds                                                       Purchases      Sales
--------------------------------------------------------------------------------
(in thousands)
Liberty Acorn Fund                                           $11,286        $--
Liberty Acorn International Fund                               2,047         --
Liberty Acorn USA Fund                                            --         22
Liberty Acorn Twenty Fund                                         --         66
Liberty Acorn Foreign Forty Fund                                  --     12,982

4. Borrowing Arrangements

The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility.

5. Investment Transactions

Investment Transactions (excluding money market instruments) for each of the Fund's are as follows.

                                                     Six months             Year
                                                          ended            ended
Liberty Acorn Fund                                     June 30,     December 31,
--------------------------------------------------------------------------------
(in thousands)                                             2001             2000

Investment securities
  Purchases                                            $556,555       $1,045,117
  Proceeds from sales                                   487,420        1,208,458
================================================================================

                                                     Six months             Year
                                                          ended            ended
Liberty Acorn International                            June 30,     December 31,
--------------------------------------------------------------------------------
(in thousands)                                             2001             2000

Investment securities
  Purchases                                            $471,938       $1,772,765
  Proceeds from sales                                   550,821        1,704,811
================================================================================

                                                     Six months             Year
                                                          ended            ended
Liberty Acorn USA                                      June 30,     December 31,
--------------------------------------------------------------------------------
(in thousands)                                             2001             2000

Investment securities
  Purchases                                             $21,481         $127,624
  Proceeds from sales                                    31,375          214,498
================================================================================

                                                     Six months             Year
                                                          ended            ended
Liberty Acorn Foreign Forty                            June 30,     December 31,
--------------------------------------------------------------------------------
(in thousands)                                             2001             2000

Investment securities
  Purchases                                             $57,070         $160,219
  Proceeds from sales                                    79,462          104,921
================================================================================

                                                     Six months             Year
                                                          ended            ended
Liberty Acorn Twenty                                   June 30,     December 31,
--------------------------------------------------------------------------------
(in thousands)                                             2001             2000

Investment securities
  Purchases                                             $37,872          $71,917
  Proceeds from sales                                    30,812           71,661
================================================================================

6. Capital Loss Carryforwards

At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                                                   Year of          Capital Loss
                                                   Expiration       Carryforward

Liberty Acorn USA                                  2008              $528,000

The Liberty Acorn
------------------------------
               Family of Funds

Trustees

Irving B. Harris
Chairman

Robert E. Nason
Vice Chairman

Leo A. Guthart
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
Roger S. Meier
Allan B. Muchin
Ralph Wanger

Officers

Ralph Wanger
President

Charles P. McQuaid
Senior Vice President

Marcel P. Houtzager
Vice President

Bruce H. Lauer
Vice President, Treasurer and Secretary

Robert A. Mohn
Vice President

John H. Park
Vice President

Leah J. Zell
Vice President

Kenneth A. Kalina
Assistant Treasurer

J. Kevin Connaughton
Assistant Treasurer

Diane M. Dustin
Assistant Secretary

Maureen E. Dustin
Assistant Secretary

Kevin S. Jacobs
Assistant Secretary

Vincent P. Pietropaolo
Assistant Secretary

Important Information About This Report

The Transfer Agent for Liberty Acorn Funds is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
800-345-6611

The Investment Advisor for Liberty Acorn Funds is:

Liberty Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, IL 60606-5016
800-922-6769

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Acorn Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Funds and with the most recent copy of the Liberty Funds Performance Update.

Quarterly Report:
Liberty Acorn Funds

                              Give me Liberty.(SM)

Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kids' education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management.

It's all designed to help you reach for financial freedom - however you define it.

Liberty believes in professional advice

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long-term. It's a relationship that's focused on you and your needs.
                                                                   -------------
Liberty Acorn Funds Semiannual Report, June 30, 2001                 PRSRT STD
                                                                    U.S. POSTAGE
[LOGO] L I B E R T Y                                                    PAID
       ---------------------                                       HOLLISTON, MA
                 F U N D S                                         PERMIT NO. 20
                                                                   -------------
      Liberty Funds Distributor, Inc. (C)2001
      One Financial Center, Boston, MA 02111-2621
      800-426-3750 www.libertyfunds.com

                                               ACN-03/711G-0701 (8/01) (01/1683)